UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
February 28, 2023
Annual Report
T. ROWE PRICE
Tax-Free Funds
For more insights from T. Rowe Price investment professionals, go to
troweprice.com .

T. ROWE PRICE Tax-Free Funds
HIGHLIGHTS
Aggressive monetary tightening by the Federal Reserve to combat high inflation caused interest rates to rise sharply over the past 12 months. Consequently, the broad municipal bond market posted deeply negative returns, with municipal bond yields increasing broadly across the yield curve and municipal bond prices depreciating against the backdrop of rising U.S. Treasury yields and elevated volatility.
T. Rowe Price’s tax-free bond funds posted losses and underperformed their respective Bloomberg benchmarks, although the Tax-Free Income Fund, the
Tax-Free Short-Intermediate Fund, and the Intermediate Tax-Free High Yield Fund
outperformed their Lipper peer groups. With money market yields rising from ultralow levels, the Tax-Exempt Money Fund delivered modestly positive returns but lagged its Lipper index.
We continued to favor bonds from health care issuers, particularly those with strong balance sheets and effective management teams. Additionally, we remained constructive on major airports as a continued recovery in air travel to pre-pandemic levels and grants to airports through the Infrastructure Investment and Jobs Act provided support.
Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers.
These factors, in our view, should help buffer credit ratings in a recession if one transpires.
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T. ROWE PRICE Tax-Free Funds
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes declined during your fund’s fiscal year, the 12-month period ended February 28, 2023, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth. The downturn was most pronounced in the first half of the period, with many sectors partially rebounding over the final six months as recession fears receded somewhat.
For the 12-month period, value shares declined but generally outperformed growth stocks as rising interest rates put downward pressure on growth stock valuations. European equities outperformed most other regions, and emerging markets stocks generally underperformed shares in developed markets. Meanwhile, most currencies weakened versus the U.S. dollar over the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a bright spot, gaining more than 20%
as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over supply shortages. Conversely, communication services and consumer discretionary shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by period-end. January’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 6.4% on a 12-month basis, the lowest level since October 2021 but still well above the Federal Reserve’s 2%
long-term target.
In response to the high inflation readings, the Fed raised its short-term lending benchmark from near zero in March 2022 to a target range of 4.50% to 4.75%
by the end of the period, the highest since 2007. The Fed stepped down to a
25-basis-point increase in February after a series of historically large 75-basis-
point hikes in 2022, but policymakers indicated that further rate increases are needed to curb inflation.
Bond yields increased considerably across the U.S. Treasury yield curve as the
Fed tightened monetary policy, with the yield on the benchmark 10-year note climbing from 1.83% at the start of the period to 3.92% at the end of February.
Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity
Treasuries experienced the largest yield increases. The sharp increase in yields led to historically weak results across the fixed income market. Municipal bonds were pressured by higher Treasury yields, but the tax-free sector held

T. ROWE PRICE Tax-Free Funds

up better than Treasuries during the period. Although municipals experienced outflows, a drop in new issuance amid higher borrowing costs provided technical support.
As the period came to an end, the economic backdrop appeared mixed.
Corporate earnings declined 4.6% in the fourth quarter for the year-over-
year period, according to FactSet, the first decline in earnings since the third quarter of 2020. However, the U.S. jobs market remained resilient, with the unemployment rate reaching its lowest level since 1969, and corporate and household balance sheets appeared strong. Moreover, China’s decision near the end of 2022 to ease its strict pandemic-related restrictions spurred hopes that the reopening of the world’s second-largest economy would boost global growth.
While the U.S. economy has so far managed to avoid a recession, we believe that volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that have the potential to add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Tax-Free Funds
Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND
INVESTMENT OBJECTIVE
The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Tax-Exempt Money Fund returned 1.20% for the 12 months ended
February 28, 2023, compared with 1.44% for the Lipper Tax-Exempt Money
Market Funds Index. (Results for the I Class shares varied, reflecting its different fee structure. Past performance cannot guarantee future results. )
What factors influenced the
fund’s performance?
Tax-free money market yields
rose markedly over the past
12 months in response to
rapid interest rate hikes by
the Federal Reserve (Fed)
to fight high inflation.
Municipal bonds depreciated
against the backdrop of rising
U.S. Treasury yields and elevated volatility. Industrywide outflows persisted over the period as large swings in interest rates and a tenuous macroeconomic backdrop caused many municipal investors to step back from the market.
Outflows were further reinforced by an uptick in redemption activity as well as tax loss harvesting, whereby investors sold assets at a loss to reduce capital gains taxes. However, a generally light supply of bonds held by primary dealers and below-average issuance levels helped mitigate technical strains in the tax-free market.
In this environment, yields on AAA rated one-year municipals climbed to
3.03% by the end of February from 0.81% at the start of the period, while rates on municipals with seven-day maturities increased to 3.37% from 0.20%.
Attractive short-term yields spurred interest in money market investing, and the fund’s assets, following an industrywide trend, grew over the reporting period. While rising yields were a headwind for longer-term assets, the fund was able to produce a positive return for investors in an extremely volatile year for fixed income.
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Tax-Exempt Money Fund –
.
1.01% 1.20%
Tax-Exempt Money Fund–
.
I  Class 1.10 1.39
Lipper Tax-Exempt Money
Market Funds Index 1.12 1.44

T. ROWE PRICE Tax-Free Funds

How is the fund positioned?
Overall, the fund’s weighted average maturity (WAM) ended the reporting period around the same level where it started. Still, we actively aimed to extend the fund’s WAM relative to peers in the tax-exempt money market universe to take advantage of compelling yield opportunities.
We maintained significant exposure to very short-term variable rate demand notes (VRDNs) for liquidity purposes in case the asset flows reversed. At period-end, VRDNs represented 48% of the fund’s assets. The fund also invested 16% of its net assets as of the period-end in variable rate trust receipts.
Fixed rate commercial paper with maturities out to 90 days held steady since our last report at approximately 22% of the portfolio, with the remainder of its holdings composed of mostly fixed rate notes and bonds maturing in one year or less.
However, heading into the
beginning of 2023, the fund’s
WAM decreased as seasonal
effects and rich valuations
prevented us from finding
compelling opportunities
further out on the curve. As
tax season approaches, we
can extend our WAM again
should valuations turn more
attractive in the municipal
money market sector.
Revenue-backed securities
from health care issuers remained the fund’s largest sector allocation. Hospitals’
operating margins came under pressure during the period as inflation accelerated and pandemic-related federal support diminished. While we expected hospitals’ financial performance to remain challenged, our long-term view of nonprofit hospitals remained generally constructive, and we believed that large hospitals with strong balance sheets and effective management teams would be able to successfully navigate this environment.
What is portfolio management’s outlook?
Recent market stress has called into question the ability for the Federal Open
Market Committee to continue raising interest rates in its effort to curb inflation. The balance between market stress and the Fed’s success in lowering inflation will likely be the driving force of short-term interest rates and the fund’s positioning going forward.
PORTFOLIO COMPOSITION
Tax-Exempt Money Fund

T. ROWE PRICE Tax-Free Funds

Money markets have held up well despite the path of aggressive monetary tightening by the Fed. This environment has pushed yields to their highest levels in more than a decade, offering investors more attractive income potential and some cushion against a further rise in rates.
Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers. These factors, in our view, should help buffer credit ratings in a recession if one transpires. Within that context, credit spreads unsurprisingly widened in 2022 as economic growth slowed, with some sectors experiencing more material weakness in their credit profiles. We expect spreads to widen further if the economy contracts, potentially increasing opportunities to identify mispriced bonds through in-depth credit research.
This backdrop of higher yields, wider credit spreads, and generally solid fundamentals should, in our view, draw investors back to the municipal market in 2023. While we see potential for industrywide outflows to persist until interest rate volatility shows a more sustained moderation, we ultimately anticipate constructive technical conditions over the near term, bolstered by expected coupon reinvestments and below-average issuance levels.
TAX-FREE SHORT-INTERMEDIATE FUND
INVESTMENT OBJECTIVE
The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Tax-Free Short-Intermediate Fund returned -1.92% over the 12 months ended February 28, 2023. The fund outperformed its Lipper peer group average but underperformed its Bloomberg index benchmark. (Results for Advisor and
I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results .)

T. ROWE PRICE Tax-Free Funds

What factors influenced the
fund’s performance?
Over the past 12 months,
municipal bonds depreciated
against the backdrop of
rising U.S. Treasury yields
and elevated volatility.
Municipal bond yields
rose broadly as the Federal
Reserve (Fed) hiked interest
rates to curb inflation
pressures. Industrywide
outflows persisted over the
period as large swings in
interest rates and a tenuous
macroeconomic backdrop
caused many municipal investors to step back from the market. Outflows were further reinforced by an uptick in redemption activity as well as tax loss harvesting, whereby investors sold assets at a loss to reduce capital gains taxes.
However, a generally light supply of bonds held by primary dealers and below-
average issuance levels helped mitigate technical strains in the tax-free market.
The fund’s asset allocation and security selection detracted for the period.
Our broad overweight in revenue-backed debt weighed on performance, with overweights in the prepaid gas and hospitals subsectors dragging on returns.
Security selections within airports and the dedicated tax subsectors were also negative. Out-of-benchmark exposure to securities backed by sales tax in
Puerto Rico underperformed. Our investment thesis on Puerto Rico remains intact despite recent weakness as the commonwealth successfully exited bankruptcy and stands to benefit from increased federal aid and oversight going forward.
While rising yields weighed broadly across municipal securities, the fund’s nimble positioning in interest rate management notably contributed to relative performance. Compared with the benchmark, the portfolio held a modestly short duration posture early in the period based on our expectations for short- and intermediate-term yields to climb as the Fed commenced its widely anticipated rate-hiking cycle. This positioning benefited relative performance as yields surged. We later shifted toward a slightly long relative duration posture, which added value in late June and July while yields briefly retreated from earlier highs. Later, a slightly short relative duration position in August helped while interest rates climbed. By the end of the period, the fund held a modestly long duration posture. Curve positioning was also additive. Most
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Tax-Free Short-
Intermediate Fund –
.
0.12% -1.92%
Tax-Free Short-
Intermediate Fund–
.
Advisor  Class 0.19 -2.17
Tax-Free Short-
Intermediate Fund–
.
I  Class 0.37 -1.77
Bloomberg 1–5 Year Blend
(1–6 Year Maturity) Index 0.16 -1.68
Lipper Short-Intermediate
Municipal Debt Funds
Average 0.40 -2.32

T. ROWE PRICE Tax-Free Funds

notably, the portfolio’s overweight in the 10-year portion of the curve and underweight in the two-year portion of the curve, which represented a non-
benchmark position, benefited performance as 10-year bond yields rose less than shorter-term rates.
How is the fund positioned?
Heading into the second half of 2022, we believed that the historic sell-off in fixed income, though painful for bondholders, created opportunities in the municipal market through markedly higher yields and more attractive credit risk compensation. While remaining mindful that interest rate volatility and industrywide outflows could persist and further impede market performance, we sought to take advantage of cheaper valuations and better position the fund for a potential rally.
To that end, we allowed
the fund’s duration to
extend modestly closer to
the end of the period with
a slightly longer duration
than the benchmark. We
believed that a longer-than-
benchmark duration stance
was appropriate given the
high probability, in our view,
that economic growth and
inflation will cool in 2023
and ease upward pressures
on rates. Additionally, we
migrated away from bonds
with shorter call provisions
in an effort to improve the
fund’s ability to benefit
from a potential decline in
bond yields.
Despite higher yields and
improved valuations for
municipals, we believed that growing uncertainty about the global economic outlook and continued rate volatility could lead to further outflows from the tax-exempt market. For that reason, we sought to bolster liquidity in the portfolio, which, in our view, places the fund in a better position to withstand
Sources: Credit ratings for the securities held in the
fund are provided by Moody’s, Standard & Poor’s,
and Fitch and are converted to the Standard & Poor’s
nomenclature. A rating of AAA represents the highest-
rated securities, and a rating of D represents the lowest-
rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price
uses the rating of the underlying investment vehicle to
determine the creditworthiness of credit default swaps.
The fund is not rated by any agency.
CREDIT QUALITY DIVERSIFICATION
Tax-Free Short-Intermediate Fund

T. ROWE PRICE Tax-Free Funds

potential periods of market stress. As such, the fund built up its allocation to
AAA rated bonds and maintained significant exposure to AA rated assets, while our allocation to bonds rated A and BBB decreased. However, A and BBB rated debt remained strategic overweight allocations relative to the benchmark.
The revenue-backed transportation subsector remained the fund’s largest allocation. Among transportation segments, we particularly favored bonds issued for projects that, in our view, function as essential-service utilities for their respective regions. We maintained a positive outlook on toll-backed bonds due to fundamental factors, including continued government support for managed lane projects, operators’ generally solid pricing power, and the resilience of toll road usage in recent years versus public transit options.
We also remained constructive on major airports, supported by a continued
recovery in air travel to pre-pandemic levels as well as grants to airports through the Infrastructure Investment and Jobs Act. On a more structural basis, our investment thesis on large airports remained underpinned by their critical role in the U.S. economy, substantial debt service reserve accounts, and generally solid cash positions that were bolstered during the pandemic by federal relief funds.
What is portfolio management’s outlook?
Municipal bonds, like most areas of fixed income, struggled considerably last year in the face of inflation pressures and aggressive monetary tightening by the Fed. While this environment delivered disappointing performance results to bondholders, it also pushed yields to their highest levels in more than a decade, offering investors more attractive income potential and some cushion against a further rise in rates.
Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers. These factors, in our view, should help buffer credit ratings in a recession if one transpires. Within that context, credit spreads unsurprisingly widened in 2022 as economic growth slowed, with some sectors experiencing more material weakness in their credit profiles. We expect spreads to widen further if the economy contracts, potentially increasing opportunities to identify mispriced bonds through in-depth credit research.

T. ROWE PRICE Tax-Free Funds

This backdrop of higher yields, wider credit spreads, and generally solid fundamentals should, in our view, draw investors back to the municipal market in 2023. While we see potential for industrywide outflows to persist until interest rate volatility shows a more sustained moderation, we ultimately anticipate constructive technical conditions over the near term, bolstered by expected coupon reinvestments and below-average issuance levels.
In navigating this complex investment landscape, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve our clients well over time.
TAX-FREE INCOME FUND
INVESTMENT OBJECTIVE
The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Tax-Free Income Fund
returned -6.30% over the 12
months ended February 28,
2023, and underperformed
its Bloomberg benchmark.
However, the fund
outperformed its Lipper peer
group average. (Results for
Advisor and I Class shares
varied modestly, reflecting
their different fee structures.
Past performance cannot
guarantee future results. )
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Tax-Free Income Fund –
.
0.31% -6.30%
Tax-Free Income Fund–
.
Advisor  Class 0.04 -6.71
Tax-Free Income Fund–
.
I  Class 0.34 -6.25
Bloomberg Municipal
Bond Index 0.66 -5.10
Lipper General & Insured
Municipal Debt Funds
Average 0.07 -7.01

T. ROWE PRICE Tax-Free Funds

What factors influenced the fund’s performance?
Over the past 12 months, municipal bonds depreciated against the backdrop of rising U.S. Treasury yields and elevated volatility. Municipal bond yields rose broadly as the Federal Reserve (Fed) hiked interest rates to curb inflation pressures. Industrywide outflows persisted over the period as large swings in interest rates and a tenuous macroeconomic backdrop caused many municipal investors to step back from the market. Outflows were further reinforced by an uptick in redemption activity as well as tax loss harvesting, whereby investors sold assets at a loss to reduce capital gains taxes. However, a generally light supply of bonds held by primary dealers and below-average issuance levels helped mitigate technical strains in the tax-free market.
Alongside the broad-based rise in municipal bond yields, the portfolio's longer-
than-benchmark duration posture hampered relative performance. Conversely, modest underweights in the front end of the yield curve were beneficial as yield increases were most pronounced on shorter-maturity municipal bonds.
Asset allocation among revenue subsectors also hindered relative performance, mostly due to an overweight to continuing care retirement communities
(CCRC) and nursing/assisted living bonds, as labor shortages resulted in less capacity in skilled nursing facilities and, in turn, lower profit margins for operators. An overweight to hospital revenue bonds detracted to a lesser extent.
Credit selection was constructive in aggregate, led upward primarily by selection decisions among prerefunded bonds. Selection within the revenue-
backed sector also contributed. Within the sector, selection among CCRC and nursing/assisted living; hospital; and airport subsectors generated relative gains. However, credit selection in the public power subsector detracted due to underperformance in Puerto Rico public power bonds. We believe these securities will benefit from an improving fiscal backdrop in Puerto Rico over the longer term.
How is the fund positioned?
As the Fed continued to tighten monetary policy, we sought to focus new investments in more defensively structured bonds, particularly those with shorter-duration, higher-coupon profiles. Notable additions over the period included a state of Colorado lease financing issue offering an attractive 6.0%
coupon rate as well as higher-coupon New York City and state of Illinois general obligations (GOs). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

T. ROWE PRICE Tax-Free Funds

In terms of credit quality, we increased our allocations to higher-quality, more liquid segments of the market amid a weaker macroeconomic backdrop and persistent outflows. As a result, we built up our allocations to bonds rated AA and A, while our allocation to bonds rated BBB decreased. However, A and
BBB rated debt remained
strategic overweight
allocations relative to
the benchmark. We also
maintained an overweight
to the nonrated tier, where
we believe that our research
strengths can enable us to
take advantage of credits
that have been mispriced or
overlooked by investors. A
small portion of the fund’s
unrated holdings consisted
of short-term, high-quality
prerefunded bonds, which
are generally considered by
investors to be among the
most liquid assets in the
municipal market.
From a sector perspective,
health care revenue bonds,
including those from CCRC
and nursing/assisted living
communities as well as hospitals, remained the fund’s largest overweight allocation, although we allowed the fund’s allocation to hospital revenue bonds to decrease modestly over the past year. Hospitals’ operating margins came under pressure during the period as inflation accelerated and pandemic-related federal support diminished. While we expected hospitals’ financial performance to remain challenged, our long-term view of nonprofit hospitals remained generally constructive, and we believed that large hospitals with strong balance sheets and effective management teams would be able to successfully navigate this environment.
We also kept an overweight to transportation revenue bonds. Our outlook on toll-backed bonds remained positive due to fundamental factors, including steady government support for managed lane projects, operators’ generally solid pricing power, and the resilience of toll road usage in recent years versus public transit options. In line with this view, we added exposure to revenue
Sources: Credit ratings for the securities held in the
fund are provided by Moody’s, Standard & Poor’s,
and Fitch and are converted to the Standard & Poor’s
nomenclature. A rating of AAA represents the highest-
rated securities, and a rating of D represents the lowest-
rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price
uses the rating of the underlying investment vehicle to
determine the creditworthiness of credit default swaps.
The fund is not rated by any agency.
CREDIT QUALITY DIVERSIFICATION
Tax-Free Income Fund

T. ROWE PRICE Tax-Free Funds

bonds issued by the New Jersey Turnpike Authority. Additionally, we remained constructive on major airports as a continued recovery in air travel to pre-
pandemic levels and grants to airports through the Infrastructure Investment and Jobs Act provided support. During the period, we added exposure to revenue bonds issued by the Chicago O'Hare International Airport and the City
of Atlanta.
What is portfolio management’s outlook?
Municipal bonds, like most areas of fixed income, struggled considerably last year in the face of inflation pressures and aggressive monetary tightening by the Fed. While this environment delivered disappointing performance results to bondholders, it also pushed yields to their highest levels in more than a decade, offering investors more attractive income potential and some cushion against a further rise in rates.
Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers. These factors, in our view, should help buffer credit ratings in a recession if one transpires. Within that context, credit spreads unsurprisingly widened in 2022 as economic growth slowed, with some sectors experiencing more material weakness in their credit profiles. We expect spreads to widen further if the economy contracts, potentially increasing opportunities to identify mispriced bonds through in-depth credit research.
This backdrop of higher yields, wider credit spreads, and generally solid fundamentals should, in our view, draw investors back to the municipal market in 2023. While we see potential for industrywide outflows to persist until interest rate volatility shows a more sustained moderation, we ultimately anticipate constructive technical conditions over the near term, bolstered by expected coupon reinvestments and below-average issuance levels.
In navigating this complex investment landscape, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve our clients well over time.
TAX-FREE HIGH YIELD FUND
INVESTMENT OBJECTIVE
The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

T. ROWE PRICE Tax-Free Funds

FUND COMMENTARY
How did the fund perform in the past 12 months?
The Tax-Free High Yield Fund returned -9.64% for the 12 months ended
February 28, 2023, underperforming its Bloomberg benchmark and its Lipper peer group average. (Results for Advisor and I Class shares varied modestly, reflecting their different fee structures. Past performance cannot guarantee future results. )
What factors influenced the fund’s performance?
Over the past 12 months, municipal bonds depreciated against the backdrop of rising U.S. Treasury yields and elevated volatility. Municipal bond yields rose broadly as the Federal
Reserve (Fed) hiked interest
rates to curb inflation
pressures. Industrywide
outflows persisted over the
period as large swings in
interest rates and a tenuous
macroeconomic backdrop
caused many municipal
investors to step back from
the market. Outflows were
further reinforced by an
uptick in redemption activity
as well as tax loss harvesting,
whereby investors sold assets
at a loss to reduce capital
gains taxes. However, a generally light supply of bonds held by primary dealers and below-average issuance levels helped mitigate technical strains in the tax-free market.
Alongside the broad-based rise in municipal bond yields, the portfolio's longer-
than-benchmark duration posture hampered relative performance, while positioning across key rates was constructive in aggregate. More significantly, security selection detracted, dragged lower by selection decisions in the revenue-backed sector. Selection in the public power revenue subsector was a prominent detractor as holdings of debt issued by the Puerto Rico Electric
Power Authority (PREPA) weighed on results. Despite struggling over the past
12 months, we maintain our thesis on PREPA as a large issuer in the high yield municipal space that can benefit from being the sole provider of electricity in
Puerto Rico, the large amount of federal aid coming to the commonwealth, and increased oversight from the Federal government. Credit selection in the
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Tax-Free High Yield Fund –
.
-2.12% -9.64%
Tax-Free High Yield Fund–
.
Advisor  Class -2.32 -9.89
Tax-Free High Yield Fund–
.
I  Class -2.06 -9.51
Bloomberg 65% High-
Grade/35% High-Yield
Index -0.19 -6.59
Lipper High Yield
Municipal Debt Funds
Average -1.57 -9.45

T. ROWE PRICE Tax-Free Funds

dedicated tax and water and sewer revenue subsectors as well as state and local general obligation (GO) bonds also detracted. Conversely, selection among housing and industrial development revenue/pollution control revenue (IDR/
PCR) bonds made up for some relative losses. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Asset allocation among revenue subsectors hindered relative performance, mostly due to an overweight to continuing care retirement communities
(CCRC) and nursing/assisted living bonds, as labor shortages resulted in less capacity in skilled nursing facilities and, in turn, lower profit margins for operators. An underweight to housing revenue bonds and an overweight to the
IDR/PCR subsector also detracted to a lesser extent. However, an overweight to bonds related to toll roads, bridges, and tunnels was beneficial.
How is the fund positioned?
Alongside tighter monetary policy from the Fed, the fund entered the period with a focus on defensively structured bonds, particularly those with shorter-
duration, higher-coupon profiles. As the year progressed, the fund’s duration extended, and we migrated away from bonds with shorter call provisions in an attempt to improve the fund’s ability to benefit from a potential decline in bond yields. We added exposure to higher-coupon revenue bonds issued by the Maryland Economic Development Corporation for the Purple Line
light rail project. We also purchased higher-coupon Pennsylvania Economic
Development bonds related to the PennDOT Major Bridges Project.
In terms of credit quality, we increased our allocations to higher-quality, more liquid segments of the market amid a weaker macroeconomic backdrop and persistent outflows. As a result, we built up our allocations to bonds rated AAA and A slightly, while our allocation to bonds rated BBB decreased. However, the
BBB and BB rating categories remained key overweight exposures for the fund, consistent with the fund's investment profile. As bond yields and compensation for credit risk rose, we continued to lean on our fundamental credit research to identify attractive investment opportunities across the credit quality spectrum.
We also maintained an overweight to the nonrated tier, where we believe that our research strengths can enable us to take advantage of credits that have been mispriced or overlooked by investors. A small portion of the fund’s unrated holdings consisted of short-term, high-quality prerefunded bonds, which are generally considered by investors to be among the most liquid assets in the municipal market.

T. ROWE PRICE Tax-Free Funds

From a sector perspective, health care revenue bonds, including those from
CCRC and nursing/assisted living communities as well as hospitals, remained the fund’s largest overweight allocation. Hospitals’ operating margins came under pressure during the period as inflation accelerated and pandemic-
related federal support diminished. While we expected hospitals’ financial performance to remain challenged, we believed that large hospitals with strong balance sheets and effective management teams would be able to successfully navigate this environment. In line with our views on the subsector and our analysts' conviction ratings, we initiated a position in a hospital revenue bond from Orange County, Florida.
We also kept an overweight to the IDR/PCR subsector. In addition to offering above-average yields, we continued to believe this area of the market provides diversification benefits for
municipal investors due
to its corporate-backed
nature. Conversely, state and
local GO bonds remained
underweight positions for the
fund, reflecting our prior-
decade aversion to the sector
stemming from state and
local governments’ significant
unfunded pension liabilities.
What is portfolio
management’s outlook?
Municipal bonds, like most
areas of fixed income,
struggled considerably last
year in the face of inflation
pressures and aggressive
monetary tightening by the
Fed. While this environment
delivered disappointing
performance results to
bondholders, it also pushed yields to their highest levels in more than a decade, offering investors more attractive income potential and some cushion against a further rise in rates.
Sources: Credit ratings for the securities held in the
fund are provided by Moody’s, Standard & Poor’s,
and Fitch and are converted to the Standard & Poor’s
nomenclature. A rating of AAA represents the highest-
rated securities, and a rating of D represents the lowest-
rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price
uses the rating of the underlying investment vehicle to
determine the creditworthiness of credit default swaps.
The fund is not rated by any agency.
CREDIT QUALITY DIVERSIFICATION
Tax-Free High Yield Fund

T. ROWE PRICE Tax-Free Funds

Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers. These factors, in our view, should help buffer credit ratings in a recession if one transpires. Within that context, credit spreads unsurprisingly widened in 2022 as economic growth slowed, with some sectors experiencing more material weakness in their credit profiles. We expect spreads to widen further if the economy contracts, potentially increasing opportunities to identify mispriced bonds through in-depth credit research.
This backdrop of higher yields, wider credit spreads, and generally solid fundamentals should, in our view, draw investors back to the municipal market in 2023. While we see potential for industrywide outflows to persist until interest rate volatility shows a more sustained moderation, we ultimately anticipate constructive technical conditions over the near term, bolstered by expected coupon reinvestments and below-average issuance levels.
In navigating this complex investment landscape, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve our clients well over time.
INTERMEDIATE TAX-FREE HIGH YIELD FUND
INVESTMENT OBJECTIVE
The fund seeks to provide a high level of income exempt from federal income taxes.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Intermediate Tax-Free High Yield Fund returned -5.69% for the 12 months ended February 28, 2023. The fund outperformed the average return of its
Lipper peer group, which encompasses funds of various maturity and duration constraints, but underperformed its Bloomberg index benchmark. (Results for
Advisor and I Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results. )

T. ROWE PRICE Tax-Free Funds

What factors influenced the fund’s performance?
Over the past 12 months, municipal bonds depreciated against the backdrop of rising U.S. Treasury yields and elevated volatility. Municipal bond yields rose broadly as the Federal Reserve (Fed) hiked interest rates to curb inflation pressures. Industrywide outflows persisted over the period as large swings in interest rates and a tenuous macroeconomic backdrop caused many municipal investors to step back from
the market. Outflows were
further reinforced by an
uptick in redemption activity
as well as tax loss harvesting,
whereby investors sold
assets at a loss to reduce
capital gains taxes. However,
a generally light supply
of bonds held by primary
dealers and below-average
issuance levels helped
mitigate technical strains in
the tax-free market.
Credit selection detracted
notably in aggregate,
dragged lower primarily by
selection decisions in the revenue-backed sector. Within the sector, selection in the public power subsector was a prominent detractor, followed by credit selection in the health care and dedicated tax subsectors. In the public power subsector, holding debt issued by the Puerto Rico Electric Power Authority
(PREPA) weighed on results. Despite struggling over the past 12 months, we maintain our thesis on PREPA as a large issuer in the high yield municipal space that can benefit from being the sole provider of electricity in Puerto Rico, the large amount of federal aid coming to the commonwealth, and increased oversight from the Federal government. On the positive side, security selection within the industrial development revenue/pollution control revenue (IDR/
PCR) subsector was additive for the period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Asset allocation among revenue subsectors also hindered relative performance, mostly due to an overweight to continuing care retirement communities
(CCRC) and nursing/assisted living bonds. An overweight to the IDR/PCR subsector also detracted to a lesser extent. However, overweights in the student housing and tobacco-related subsectors moderately contributed.
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Intermediate Tax-Free High
Yield Fund –
.
-0.43% -5.69%
Intermediate Tax-Free High
Yield Fund–
.
Advisor  Class -0.56 -5.93
Intermediate Tax-Free High
Yield Fund–
.
I  Class -0.52 -5.75
Bloomberg 65% High-
Grade/35% High-Yield
Intermediate Competitive
(1–17 Year Maturity) Index 0.52 -3.40
Lipper High Yield
Municipal Debt Funds
Average -1.57 -9.45

T. ROWE PRICE Tax-Free Funds

Alongside the broad-based rise in municipal bond yields, the portfolio's longer-
than-benchmark duration posture hampered relative performance. That said, positioning across some key rates was beneficial and helped counter some of the negative relative performance brought on by the duration positioning.
Specifically, an underweight in the front end of the yield curve helped as yields on shorter-maturity bonds rose most prominently.
How is the fund positioned?
As the Fed continued to tighten monetary policy, the fund entered the period with a focus on defensively structured bonds, particularly those with shorter-duration, higher-
coupon profiles. As the
year progressed, the fund’s
duration extended, and we
migrated away from bonds
with shorter call provisions
to help improve the fund’s
ability to benefit from a
potential decline in bond
yields. During the period, we
added exposure to higher-
coupon revenue bonds issued
by the Maryland Economic
Development Corporation
for the Purple Line light
rail project. We also
purchased higher-coupon
Pennsylvania Economic
Development bonds related
to the PennDOT Major
Bridges Project.
From a sector perspective,
health care revenue bonds,
including those from CCRC and nursing/assisted living communities as well as hospitals, remained the fund’s largest overweight allocation. Hospitals’
operating margins came under pressure during the period as inflation accelerated and pandemic-related federal support diminished. We expect hospitals’ financial performance to remain challenged in the year ahead, driven by likely softness in patient volumes, continued cost pressures on labor and medical supplies, and lagging reimbursement rates, among other factors.
However, we believe that large hospitals with strong balance sheets and effective management teams should be able to successfully navigate this environment.
Sources: Credit ratings for the securities held in the
fund are provided by Moody’s, Standard & Poor’s,
and Fitch and are converted to the Standard & Poor’s
nomenclature. A rating of AAA represents the highest-
rated securities, and a rating of D represents the lowest-
rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price
uses the rating of the underlying investment vehicle to
determine the creditworthiness of credit default swaps.
The fund is not rated by any agency.
CREDIT QUALITY DIVERSIFICATION
Intermediate Tax-Free High Yield Fund

T. ROWE PRICE Tax-Free Funds

We also kept an overweight to the IDR/PCR subsector. In addition to offering above-average yields, we continued to believe this area of the market provides diversification benefits for municipal investors due to its corporate-backed nature. Conversely, state and local general obligation (GO) bonds remained underweight positions for the fund, reflecting our prior-decade aversion to the sector stemming from state and local governments’ significant unfunded pension liabilities.
In terms of credit quality, we increased our allocations to higher-quality, more liquid segments of the market in anticipation of a prolonged period of outflows.
As a result, we built up our allocations to AA and A rated bonds while our allocations to BBB and BB rated bonds decreased. We also continued to overweight the nonrated tier, where we believe that our research strengths can enable us to take advantage of credits that have been mispriced or overlooked by investors.
What is portfolio management’s outlook?
Municipal bonds, like most areas of fixed income, struggled considerably last year in the face of inflation pressures and aggressive monetary tightening by the Fed. While this environment delivered disappointing performance results to bondholders, it also pushed yields to their highest levels in more than a decade, offering investors more attractive income potential and some cushion against a further rise in rates.
Despite substantial macroeconomic headwinds, the market’s credit fundamentals remained generally strong thanks to pandemic-era federal aid and improved fiscal management by some of the most challenged municipal bond issuers. These factors, in our view, should help buffer credit ratings in a recession if one transpires. Within that context, credit spreads unsurprisingly widened in 2022 as economic growth slowed, with some sectors experiencing more material weakness in their credit profiles. We expect spreads to widen further if the economy contracts, potentially increasing opportunities to identify mispriced bonds through in-depth credit research.
This backdrop of higher yields, wider credit spreads, and generally solid fundamentals should, in our view, draw investors back to the municipal market in 2023. While we see potential for industrywide outflows to persist until interest rate volatility shows a more sustained moderation, we ultimately anticipate constructive technical conditions over the near term, bolstered by expected coupon reinvestments and below-average issuance levels.

T. ROWE PRICE Tax-Free Funds

In navigating this complex investment landscape, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve our clients well over time.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Tax-Free Funds

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
RISKS OF INVESTING IN FIXED INCOME SECURITIES
Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.
BENCHMARK INFORMATION
Note: Bloomberg
®
and Bloomberg 1–5 Year Blend (1–6 Year Maturity) Index,
Bloomberg Municipal Bond Index, Bloomberg 65% High-Grade/35% High-
Yield Index, and Bloomberg 65% High-Grade/35% High-Yield Intermediate
Competitive (1–17 Year Maturity) Index are service marks of Bloomberg
Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

T. ROWE PRICE Tax-Free Funds

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd. and
its subsidiaries.
Note: © 2023, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s
Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”).
All rights reserved. Moody’s ratings and other information (“Moody’s
Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE
COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER
TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED
OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH
PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY
ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S
PRIOR WRITTEN CONSENT. Moody's
®
is a registered trademark.
Note: Copyright © 2023, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings ("Content") in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers
("Content Providers") do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Tax-Free Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TAX-EXEMPT MONEY FUND
Note: Performance for the I Class shares will vary due to their differing fee structure. See the
Average Annual Compound Total Return table.

T. ROWE PRICE Tax-Free Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TAX-FREE SHORT-INTERMEDIATE FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Tax-Free Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TAX-FREE INCOME FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Tax-Free Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TAX-FREE HIGH YIELD FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Tax-Free Funds

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
INTERMEDIATE TAX-FREE HIGH YIELD FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.
*The Lipper data are from 7/31/14.

T. ROWE PRICE Tax-Free Funds

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 2/28/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Tax-Exempt Money Fund –
.
1.20% 0.70% 0.42% – –
Tax-Exempt Money Fund–
.
I  Class 1.39 0.77 – 0.77% 7/6/17
..
Tax-Free Short-
Intermediate Fund –
.
-1.92 0.91 0.84 – –
Tax-Free Short-
Intermediate Fund–
.
Advisor  Class -2.17 0.61 0.51 – –
Tax-Free Short-
Intermediate Fund–
.
I  Class -1.77 1.07 – 1.15 11/29/16
..
Tax-Free Income Fund –
.
-6.30 1.35 1.95 – –
Tax-Free Income Fund–
.
Advisor  Class -6.71 1.02 1.61 – –
Tax-Free Income Fund–
.
I  Class -6.25 1.42 – 1.40 7/6/17
..
Tax-Free High Yield
Fund –
.
-9.64 1.27 2.56 – –
Tax-Free High Yield
Fund–
.
Advisor  Class -9.89 0.96 2.28 – –
Tax-Free High Yield
Fund–
.
I  Class -9.51 1.38 – 2.15 11/29/16
..
Intermediate Tax-Free
High Yield Fund –
.
-5.69 1.43 – 2.27 7/24/14
Intermediate Tax-Free
High Yield Fund–
.
Advisor  Class -5.93 1.19 – 2.08 7/24/14
Intermediate Tax-Free
High Yield Fund–
.
I  Class -5.75 1.46 – 1.60 7/6/17
..
This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Tax-Free Funds

EXPENSE RATIOS
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free
Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service
(12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Tax-Exempt Money Fund 0.34%
Tax-Exempt Money Fund–I Class 0.25
Tax-Free Short-Intermediate Fund 0.47
Tax-Free Short-Intermediate Fund–Advisor Class 0.78
Tax-Free Short-Intermediate Fund–I Class 0.35
Tax-Free Income Fund 0.53
Tax-Free Income Fund–Advisor Class 0.86
Tax-Free Income Fund–I Class 0.45
Tax-Free High Yield Fund 0.72
Tax-Free High Yield Fund–Advisor Class 1.03
Tax-Free High Yield Fund–I Class 0.60
Intermediate Tax-Free High Yield Fund 0.89
Intermediate Tax-Free High Yield Fund–Advisor Class 1.42
Intermediate Tax-Free High Yield Fund–I Class 0.80
The expense ratios shown are as of the funds’ most recent prospectus. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, include acquired fund fees and expenses but do not include fee or expense waivers.

T. ROWE PRICE Tax-Free Funds

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

TAX-EXEMPT MONEY FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $1,010.10 $2.14
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.66   2.16
I Class
Actual   1,000.00   1,011.00   1.20
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,023.60   1.20
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.43%, and
the
2
I Class was 0.24%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

TAX-FREE SHORT-INTERMEDIATE FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $1,001.20 $2.58
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.22   2.61
Advisor Class
Actual   1,000.00   1,001.90   3.72
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.08   3.76
I Class
Actual   1,000.00   1,003.70   1.84
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.96   1.86
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.52%,
the
2
Advisor Class was 0.75%, and the
3
I Class was 0.37%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

TAX-FREE INCOME FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $1,003.10 $2.63
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.17   2.66
Advisor Class
Actual   1,000.00   1,000.40   4.27
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.53   4.31
I Class
Actual   1,000.00   1,003.40   2.33
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.46   2.36
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.53%,
the
2
Advisor Class was 0.86%, and the
3
I Class was 0.47%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

TAX-FREE HIGH YIELD FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $978.80 $3.24
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.52   3.31
Advisor Class
Actual   1,000.00   976.80   4.51
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.23   4.61
I Class
Actual   1,000.00   979.40   2.60
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.17   2.66
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.66%,
the
2
Advisor Class was 0.92%, and the
3
I Class was 0.53%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

INTERMEDIATE TAX-FREE HIGH YIELD FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $995.70 $2.28
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.51   2.31
Advisor Class
Actual   1,000.00   994.40   3.51
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.27   3.56
I Class
Actual   1,000.00   994.80   2.03
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.76   2.06
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.46%,
the
2
Advisor Class was 0.71%, and the
3
I Class was 0.41%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Free Funds

QUARTER-END RETURNS
Periods
Ended
12/31/22
SEC Yield
(7-Day
Simple)
ab
SEC Yield
(7-Day
Simple)–
Unsubsidized
...... 1
Year
.... 5
Years
.... 10
Years
Since
Inception
Inception
Date
Tax-Exempt
Money Fund –
.
3.02% 3.04% 0.83% 0.65% 0.38% – –
Tax-Exempt
Money Fund–
.
I  Class 3.19 3.21 0.99 0.72 – 0.72% 7/6/17
Tax-Free
Short-
Intermediate
Fund –
.
– – -3.91 0.83 0.91 – –
Tax-Free
Short-
Intermediate
Fund–
.
Advisor  Class – – -4.18 0.53 0.56 – –
Tax-Free
Short-
Intermediate
Fund–
.
I  Class – – -3.59 0.98 – 1.16 11/29/16
Tax-Free
Income Fund –
.
– – -10.08 0.92 1.98 – –
Tax-Free
Income Fund–
.
Advisor  Class – – -10.38 0.60 1.63 – –
Tax-Free
Income Fund–
.
I  Class – – -10.02 1.00 – 1.29 7/6/17
Tax-Free High
Yield Fund –
.
– – -13.58 0.79 2.58 – –
Tax-Free High
Yield Fund–
.
Advisor  Class – – -13.90 0.46 2.29 – –
Tax-Free High
Yield Fund–
.
I  Class – – -13.47 0.90 – 1.99 11/29/16
Intermediate
Tax-Free High
Yield Fund –
.
– – -8.92 1.14 – 2.22 7/24/14

T. ROWE PRICE Tax-Free Funds

Periods
Ended
12/31/22
SEC Yield
(7-Day
Simple)
ab
SEC Yield
(7-Day
Simple)–
Unsubsidized
...... 1
Year
.... 5
Years
.... 10
Years
Since
Inception
Inception
Date
Intermediate
Tax-Free High
Yield Fund–
.
Advisor  Class – – -9.17 0.90 – 2.03 7/24/14
Intermediate
Tax-Free High
Yield Fund–
.
I  Class – – -8.89 1.20 – 1.52 7/6/17
The funds’ performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website
(troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for
2
Advisor and
3
I Class shares, 1-800-638-8790.
This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than does the total return.
a
In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund’s net yield; without it, the fund’s 7-day yield would have been lower.
Please see the prospectus for more details.
b
The fund operates under contractual expense limitations that expire on June 30, 2024. An expense limitation has the effect of increasing the fund’s net yield; without it, the fund’s 7-day yield would have been lower. Please see the prospectus for more details.
QUARTER-END RETURNS (continued)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202304-2689344 C03-050 4/23

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
February 28, 2023
Annual Report
| Financial Statements
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRFSX Tax-Free Short-Intermediate
Fund
PATIX Tax-Free Short-Intermediate
Fund–Advisor  Class
TTSIX Tax-Free Short-Intermediate
Fund–I Class

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
NET ASSET VALUE
Beginning of period $ 5.57 $ 5.72 $ 5.70 $ 5.58 $ 5.53
Investment activities
Net investment income
(1)(2)
0.08 0.07 0.08 0.09 0.08
Net realized and unrealized gain/
loss (0.19) (0.15) 0.02 0.12 0.05
Total from investment activities (0.11) (0.08) 0.10 0.21 0.13
Distributions
Net investment income (0.08) (0.07) (0.08) (0.09) (0.08)
Net realized gain — —
(3)
— — —
Total distributions (0.08) (0.07) (0.08) (0.09) (0.08)
NET ASSET VALUE
End of period $ 5.38 $ 5.57 $ 5.72 $ 5.70 $ 5.58

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
Ratios/Supplemental Data
Total return
(2)(4)
(1.92)% (1.45)% 1.82% 3.80% 2.44%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.52% 0.50% 0.51% 0.51% 0.52%
Net expenses after waivers/
payments by Price Associates 0.52% 0.50% 0.51% 0.51% 0.52%
Net investment income 1.53% 1.20% 1.46% 1.60% 1.50%
Portfolio turnover rate 36.9% 23.9% 57.8% 17.4% 30.1%
Net assets, end of period (in
millions) $864 $1,091 $1,470 $1,410 $1,474
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 5 for details of expense-related arrangements with Price Associates.
(3)
Amounts round to less than $0.01 per share.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
Advisor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
NET ASSET VALUE
Beginning of period $ 5.56 $ 5.71 $ 5.69 $ 5.57 $ 5.52
Investment activities
Net investment income
(1)(2)
0.07 0.05 0.07 0.07 0.07
Net realized and unrealized gain/
loss (0.19) (0.15) 0.02 0.12 0.05
Total from investment activities (0.12) (0.10) 0.09 0.19 0.12
Distributions
Net investment income (0.07) (0.05) (0.07) (0.07) (0.07)
Net realized gain — —
(3)
— — —
Total distributions (0.07) (0.05) (0.07) (0.07) (0.07)
NET ASSET VALUE
End of period $ 5.37 $ 5.56 $ 5.71 $ 5.69 $ 5.57

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
Ratios/Supplemental Data
Total return
(2)(4)
(2.17)% (1.76)% 1.51% 3.47% 2.13%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.77% 0.80% 0.81% 0.82% 0.82%
Net expenses after waivers/
payments by Price Associates 0.77% 0.80% 0.81% 0.82% 0.82%
Net investment income 1.21% 0.89% 1.20% 1.27% 1.20%
Portfolio turnover rate 36.9% 23.9% 57.8% 17.4% 30.1%
Net assets, end of period (in
thousands) $2,565 $10,937 $2,879 $8,577 $5,763
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 5 for details of expense-related arrangements with Price Associates.
(3)
Amounts round to less than $0.01 per share.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
I Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
NET ASSET VALUE
Beginning of period $ 5.58 $ 5.72 $ 5.71 $ 5.58 $ 5.53
Investment activities
Net investment income
(1)(2)
0.09 0.07 0.09 0.10 0.09
Net realized and unrealized gain/
loss (0.19) (0.14) 0.01 0.13 0.05
Total from investment activities (0.10) (0.07) 0.10 0.23 0.14
Distributions
Net investment income (0.09) (0.07) (0.09) (0.10) (0.09)
Net realized gain — —
(3)
— — —
Total distributions (0.09) (0.07) (0.09) (0.10) (0.09)
NET ASSET VALUE
End of period $ 5.39 $ 5.58 $ 5.72 $ 5.71 $ 5.58

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
Ratios/Supplemental Data
Total return
(2)(4)
(1.77)% (1.16)% 1.74% 4.09% 2.55%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.37% 0.38% 0.41% 0.41% 0.41%
Net expenses after waivers/
payments by Price Associates 0.37% 0.38% 0.41% 0.41% 0.41%
Net investment income 1.68% 1.31% 1.56% 1.70% 1.63%
Portfolio turnover rate 36.9% 23.9% 57.8% 17.4% 30.1%
Net assets, end of period (in
thousands) $930,459 $970,206 $677,176 $606,294 $409,333
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 5 for details of expense-related arrangements with Price Associates.
(3)
Amounts round to less than $0.01 per share.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Tax-Free Short-Intermediate Fund
February 28, 2023

Portfolio of Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
MUNICIPAL SECURITIES 99.3%
ALABAMA 2.0%
Black Belt Energy Gas Dist., VRDN, 4.00%, 6/1/51 (Tender
12/1/31)  5,000 4,956
Black Belt Energy Gas Dist., VRDN, 4.00%, 10/1/52 (Tender
12/1/26)  5,700 5,669
Black Belt Energy Gas Dist., Series A-1, VRDN, 4.00%, 12/1/49
(Tender 12/1/25)  2,500 2,502
Black Belt Energy Gas Dist., Series B, VRDN, 4.00%, 10/1/52
(Tender 12/1/26)  1,615 1,606
Black Belt Energy Gas Dist., Series D-1, VRDN, 4.00%, 7/1/52
(Tender 6/1/27)  4,890 4,887
Lower Alabama Gas Dist., VRDN, 4.00%, 12/1/50 (Tender
12/1/25)  11,950 11,935
Southeast Energy Auth., Series B, VRDN, 4.00%, 12/1/51 (Tender
12/1/31)  3,850 3,750
35,305
ALASKA 0.2%
Alaska HFC, State Capital Project, Series A, 4.00%, 6/1/26  1,375 1,407
Alaska HFC, State Capital Project, Series A, 5.00%, 12/1/26  900 957
Alaska HFC, State Capital Project, Series A, 5.00%, 6/1/27  750 805
Alaska HFC, State Capital Project, Series A, 5.00%, 12/1/27  930 1,008
4,177
ARIZONA 1.3%
Chandler IDA, Series 2, VRDN, 5.00%, 9/1/52 (Tender 9/1/27)  (1) 3,150 3,258
Maricopa County IDA, Banner Health Group, Series C, FRN, 100%
of MUNIPSA + 0.57%, 3.99%, 1/1/35 (Tender 10/18/24)  6,740 6,714
Maricopa County IDA, Banner Health Group, Series D, VRDN,
5.00%, 1/1/46 (Tender 5/15/26)  7,000 7,363
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%,
7/1/23  (1) 2,000 2,007
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%,
7/1/24  (1) 1,000 1,015
Phoenix Civic Improvement, Junior Lien, Series B, 5.00%,
7/1/25  (1) 1,250 1,279
Salt River Agricultural Improvement & Power Dist., Series A,
5.00%, 1/1/27  1,500 1,615
23,251
CALIFORNIA 8.5%
California, GO, 5.00%, 9/1/25  11,720 12,264
California, GO, 5.00%, 9/1/25  5,775 6,043
California, GO, 5.00%, 9/1/26  11,750 12,566
California, GO, 5.00%, 8/1/27  1,050 1,123

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
California HFFA, Lucile Salter Packard Children's Hospital, 5.00%,
5/15/24  1,200 1,222
California HFFA, Lucile Salter Packard Children's Hospital, 5.00%,
5/15/25  1,600 1,663
California HFFA, Lucile Salter Packard Children's Hospital, 5.00%,
5/15/26  1,000 1,061
California HFFA, Lucile Salter Packard Children's Hospital, 5.00%,
5/15/27  275 297
California Infrastructure & Economic Dev. Bank, Series B, FRN,
100% of MUNIPSA + 0.70%, 4.12%, 12/1/50 (Tender 6/1/26)  1,175 1,135
California Infrastructure & Economic Dev. Bank, Series D, FRN,
100% of MUNIPSA + 0.35%, 3.77%, 8/1/47 (Tender 8/1/24)  2,025 2,000
California Statewide CDA, Kaiser Permanente Revenue Bonds,
Series C-1, VRDN, 5.00%, 4/1/46 (Tender 11/1/29)  11,515 13,046
California Statewide CDA, Methodist Hosp. of Southern CA,
5.00%, 1/1/24  600 607
California Statewide CDA, Methodist Hosp. of Southern CA,
5.00%, 1/1/25  1,025 1,044
California Statewide CDA, Methodist Hosp. of Southern CA,
5.00%, 1/1/26  1,125 1,159
California, Various Purpose, GO, 4.00%, 3/1/24  18,780 18,943
California, Various Purpose, GO, 4.00%, 3/1/27  8,740 9,107
Golden State Tobacco Securitization, Series A-1, 5.00%, 6/1/25  (2) 4,120 4,297
Golden State Tobacco Securitization, Series A-1, 5.00%, 6/1/29
( Prerefunded 6/1/27)  (3) 20,045 21,869
Golden State Tobacco Securitization, Asset Backed, 5.00%,
6/1/40 ( Prerefunded 6/1/25)  (3) 5,000 5,215
Los Angeles Dept. of Airports, Series A, 5.00%, 5/15/26  (1) 2,385 2,480
Los Angeles Dept. of Airports, Series A, 5.00%, 5/15/29  (1) 4,000 4,335
Los Angeles Dept. of Water & Power, Series E, 5.00%, 7/1/26  1,000 1,068
Los Angeles Dept. of Water & Power, Series E, 5.00%, 7/1/27  750 818
Los Angeles Unified School Dist., Series C, GO, 5.00%, 7/1/25  3,340 3,432
Los Angeles Wastewater System Revenue, Series C, 5.00%,
6/1/28  4,000 4,468
Metropolitan Water Dist. of Southern California, Series A, 5.00%,
10/1/26  1,300 1,403
Metropolitan Water Dist. of Southern California, Series A, 5.00%,
10/1/27  1,000 1,104
Metropolitan Water Dist. of Southern California, Series A, 5.00%,
10/1/28  2,500 2,825
Northern California Gas Auth. No. 1, Series B, FRN, 67% of 3M
USD LIBOR + 0.72%, 3.905%, 7/1/27  3,145 3,121
Port of Oakland, Series H, 5.00%, 5/1/23  (1)(2) 180 180
Port of Oakland, Series H, 5.00%, 5/1/24  (1) 2,875 2,920
Port of Oakland, Series H, 5.00%, 5/1/24  (1)(2) 225 230
Sacramento Municipal Utility Dist., Series J, 5.00%, 8/15/25  750 787
Sacramento Municipal Utility Dist., Series J, 5.00%, 8/15/26  2,700 2,895

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Sacramento Municipal Utility Dist., Series J, 5.00%, 8/15/27  830 910
San Diego County Regional Airport Auth., Series B, 5.00%,
7/1/25  (1) 1,000 1,026
San Francisco City & County Int'l. Airport, Series A, 5.00%,
5/1/28  (1) 3,185 3,388
152,051
COLORADO 3.1%
Colorado, Series A, COP, 5.00%, 12/15/24  2,830 2,923
Colorado, Series A, COP, 5.00%, 12/15/27  3,000 3,274
Colorado, Series A, COP, 5.00%, 12/15/28  9,205 10,220
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/24  630 628
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/25  600 595
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/26  550 543
Colorado HFA, Commonspirit Health, Series B-2, VRDN, 5.00%,
8/1/49 (Tender 8/1/26)  1,385 1,432
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/23  1,600 1,618
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/25  2,150 2,239
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/27  2,080 2,239
Denver City & County, Series A, 5.00%, 8/1/23  2,345 2,363
Denver City & County Airport System Revenue, Series 2017A,
5.00%, 11/15/29  (1) 5,660 5,988
Denver City & County Airport System Revenue, Series 2017A,
5.00%, 11/15/30  (1) 1,000 1,058
Denver City & County Airport System Revenue, Series 2018A,
5.00%, 11/15/29  (1) 5,000 5,451
Denver City & County Airport System Revenue, Series 2022A,
5.00%, 11/15/30  (1) 5,000 5,492
Denver City & County Airport System Revenue, Series A, 5.00%,
12/1/31  (1) 2,000 2,124
Denver City & County Airport System Revenue, Series B, 4.00%,
11/15/31  2,970 2,972
E-470 Public Toll Highway, Series A, 5.00%, 9/1/26  1,250 1,332
E-470 Public Toll Highway, Series B, FRN, 67% of SOFR + 0.35%,
3.399%, 9/1/39 (Tender 9/1/24)  2,750 2,730
55,221
CONNECTICUT 1.4%
Connecticut, Series D, GO, 5.00%, 9/15/26  1,000 1,071
Connecticut, Series D, GO, 5.00%, 9/15/27  1,000 1,090
Connecticut, Series D, GO, 5.00%, 9/15/28  1,000 1,109
Connecticut, Series F, GO, 5.00%, 11/15/25  2,390 2,514
Connecticut Housing Fin. Auth., Series B-1, 2.95%, 11/15/31  5,510 5,111
Connecticut Special Tax Revenue, Special Tax Obligation Bonds,
Series A, 5.00%, 5/1/26  5,000 5,302
Connecticut State HEFA, 5.00%, 7/1/24  375 376
Connecticut State HEFA, Series 2015-A, VRDN, 0.375%, 7/1/35
(Tender 7/12/24)  3,475 3,301

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Connecticut State HEFA, Series A, VRDN, 2.80%, 7/1/48 (Tender
2/10/26)  2,500 2,470
Connecticut State HEFA, Series C-2, VRDN, 2.80%, 7/1/57
(Tender 2/3/26)  2,425 2,398
24,742
DELAWARE 0.4%
Delaware River & Bay Auth., 5.00%, 1/1/31  1,000 1,156
Delaware Transportation Auth., 5.00%, 7/1/24  5,000 5,124
Delaware Transportation Auth., 5.00%, 9/1/24  750 771
7,051
DISTRICT OF COLUMBIA 2.6%
Dist. of Columbia, Series A, 5.00%, 3/1/26  5,000 5,309
Dist. of Columbia, Series C, 5.00%, 12/1/26  5,250 5,651
District of Columbia, Income Tax, Series A, 5.00%, 3/1/26  3,100 3,291
Metropolitan Washington Airports Auth., 5.00%, 10/1/24  (1) 1,400 1,428
Metropolitan Washington Airports Auth., Series 2018A, 5.00%,
10/1/24  (1) 3,975 4,056
Metropolitan Washington Airports Auth., Series 2018A, 5.00%,
10/1/28  (1) 4,300 4,620
Metropolitan Washington Airports Auth., Series 2021A, 5.00%,
10/1/28  (1) 3,000 3,224
Metropolitan Washington Airports Auth., Series A, 5.00%,
10/1/25  (1) 5,000 5,152
Metropolitan Washington Airports Auth., Series A, 5.00%,
10/1/26  (1) 1,500 1,510
Metropolitan Washington Airports Auth., Aviation Revenue,
Series 2021A, 5.00%, 10/1/26  (1) 4,705 4,919
Metropolitan Washington Airports Auth., Aviation Revenue,
Series A, 5.00%, 10/1/27  (1) 7,000 7,430
Metropolitan Washington Airports Auth., Aviation Revenue,
Series B, 5.00%, 10/1/24  270 278
46,868
FLORIDA 6.3%
Alachua County HFA, Shands Teaching Hosp., 5.00%, 12/1/25  1,225 1,276
Alachua County HFA, Shands Teaching Hosp., 5.00%, 12/1/26  500 529
Alachua County HFA, Shands Teaching Hosp., VRDN, 5.00%,
12/1/37 (Tender 12/1/26)  6,300 6,599
Brevard County HFA, Health First, 5.00%, 4/1/26  220 223
Broward County Airport System, 5.00%, 10/1/23  (1) 675 680
Broward County Airport System, Series A, 5.00%, 10/1/23  (1) 1,250 1,259
Broward County Airport System, Series A, 5.00%, 10/1/24  (1) 1,250 1,274
Broward County Airport System, Series A, 5.00%, 10/1/25  (1) 2,065 2,119
Broward County Airport System, Series B, 5.00%, 10/1/23  (1) 1,375 1,385
Broward County Airport System, Series B, 5.00%, 10/1/24  (1) 1,400 1,427
Broward County Airport System, Series B, 5.00%, 10/1/25  (1) 1,500 1,539

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Broward County Airport System, Series C, 5.00%, 10/1/25  (1) 1,235 1,267
Broward County Airport System, Series Q-1, 5.00%, 10/1/25  4,315 4,320
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%,
10/1/24  550 548
Capital Projects Fin. Auth., Florida Univ. Project, Series A-1, 5.00%,
10/1/25  500 498
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/23  740 744
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/24  250 256
Duval County Public Schools, Series A, COP, 5.00%, 7/1/27  (4) 2,750 2,971
Florida DOT, Federal Highway Reimbursement, Series A, 5.00%,
7/1/24  3,030 3,097
Florida DOT, Right of Way Acquisition & Bridge Construction,
Series A, GO, 5.00%, 7/1/27  4,290 4,685
Florida DOT, Turnpike System, Series A, 4.00%, 7/1/30  4,000 4,056
Florida Lottery Revenue, Series 2016A, 5.00%, 7/1/27  3,696 3,915
Florida Lottery Revenue, Series 2019A, 5.00%, 7/1/27  4,745 5,156
Florida, Board of Ed., Capital Outlay, Series 2017B, GO, 5.00%,
6/1/25  7,340 7,664
Florida, Board of Ed., Capital Outlay, Series 2022B, GO, 5.00%,
6/1/25  3,000 3,132
Florida, Board of Ed., Capital Outlay, Series C, GO, 5.00%, 6/1/25  5,610 5,760
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/25  7,425 7,753
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/31  9,065 9,441
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/23  (1)(2) 2,000 2,014
Greater Orlando Aviation Auth., Unrefunded Balance, 5.00%,
10/1/23  (1) 1,455 1,465
Miami-Dade County Aviation, Series A, 5.00%, 10/1/30  (1) 300 307
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/24  1,530 1,536
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/30  2,000 2,034
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/31  2,000 2,034
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/25  (5) 4,870 4,979
Orange County HFA, Series C, VRDN, 5.00%, 11/15/52 (Tender
11/15/26)  205 219
Orange County HFA, Orlando Health Obligated Group, Series A,
5.00%, 10/1/29  1,230 1,364
Orange County HFA, Orlando Health Obligated Group, Series A,
5.00%, 10/1/30  1,750 1,962
Orange County HFA, Unrefunded Balance, Series C, VRDN,
5.00%, 11/15/52 (Tender 11/15/26)  3,195 3,370
Orange County School Board, Series C, COP, 5.00%, 8/1/28  1,750 1,927
Palm Beach County HFA, Baptist Health South Florida, 5.00%,
8/15/23  800 806
Palm Beach County HFA, Baptist Health South Florida, 5.00%,
8/15/24  1,010 1,034
Palm Beach County HFA, Baptist Health South Florida, 5.00%,
8/15/25  620 641

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Palm Beach County HFA, Baptist Health South Florida, 5.00%,
8/15/26  600 630
Village Community Dev. Dist. No. 14, 4.00%, 5/1/27  2,535 2,508
112,403
GEORGIA 5.3%
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/25  (1) 2,635 2,705
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/26  (1) 5,095 5,308
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/27  (1) 3,810 4,029
Atlanta Dept. of Aviation, Series B, 5.00%, 7/1/28  (1) 3,800 4,068
Atlanta Water & Wastewater, 5.00%, 11/1/31  7,585 7,918
Atlanta Water & Wastewater, 5.00%, 11/1/32  2,020 2,106
Burke County Dev. Auth., Georgia Power Plant Vogtle , VRDN,
2.15%, 10/1/32 (Tender 6/13/24)  7,775 7,550
Burke County Dev. Auth., Georgia Power Plant Vogtle , VRDN,
2.25%, 10/1/32 (Tender 5/25/23)  2,450 2,438
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/23  350 350
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/24  650 660
Cobb County Kennestone Hosp. Auth., RAC, 5.00%, 4/1/25  350 360
Cobb County Kennestone Hosp. Auth., WellStar Health, RAC,
5.00%, 4/1/24  85 85
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%,
4/1/24  500 507
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%,
4/1/25  400 412
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health
System, Series A, 5.00%, 2/15/25  245 250
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health
System, Series B, 5.00%, 2/15/24  750 762
Georgia, Series C, GO, 4.00%, 7/1/25  5,000 5,114
Georgia Ports Auth., 5.00%, 7/1/26  750 799
Georgia Ports Auth., 5.00%, 7/1/27  1,125 1,224
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health,
RAC, 5.00%, 8/1/24  4,535 4,591
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health,
RAC, 5.00%, 8/1/25  4,760 4,865
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health,
RAC, 5.00%, 8/1/27  1,500 1,530
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC,
5.00%, 4/1/23  325 325
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC,
5.00%, 4/1/25  500 514
Main Street Natural Gas, Series A, 5.00%, 5/15/24  500 503
Main Street Natural Gas, Series A, VRDN, 4.00%, 7/1/52 (Tender
9/1/27)  9,385 9,380
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B,
VRDN, 4.00%, 8/1/49 (Tender 12/2/24)  10,210 10,209

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C,
VRDN, 4.00%, 8/1/48 (Tender 12/1/23)  6,050 6,066
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C,
VRDN, 4.00%, 3/1/50 (Tender 9/1/26)  6,865 6,817
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C,
VRDN, 4.00%, 5/1/52 (Tender 12/1/28)  2,525 2,491
Metro Atlanta Rapid Transit Auth., Series A, 5.00%, 7/1/42
( Prerefunded 7/1/25)  (3) 2,000 2,089
96,025
ILLINOIS 4.7%
Chicago Midway Int'l. Airport, Series A, 5.00%, 1/1/25  (1) 2,470 2,493
Chicago Midway Int'l. Airport, Series B, 5.00%, 1/1/26  1,000 1,001
Chicago O'Hare Int'l Airport, Series C, 5.00%, 1/1/29  1,000 1,052
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/27  (1) 6,000 6,107
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/26  2,020 2,083
Chicago Wastewater, Series B, 5.00%, 1/1/24  2,140 2,165
Chicago Waterworks, 5.00%, 11/1/23  3,750 3,786
Chicago Waterworks, 5.00%, 11/1/24  3,850 3,944
Chicago Waterworks, Series A-1, 5.00%, 11/1/23  1,300 1,312
Chicago Waterworks, Series A-1, 5.00%, 11/1/24  460 471
Illinois, GO, 5.00%, 2/1/25  1,055 1,076
Illinois, GO, 5.00%, 1/1/28  2,010 2,070
Illinois, GO, 5.00%, 2/1/29  3,925 4,081
Illinois, Series A, GO, 5.00%, 3/1/24  995 1,006
Illinois, Series A, GO, 5.00%, 10/1/25  705 724
Illinois, Series A, GO, 5.00%, 11/1/25  4,130 4,245
Illinois, Series A, GO, 5.00%, 3/1/28  2,125 2,233
Illinois, Series A, GO, 5.00%, 12/1/28  5,000 5,284
Illinois, Series B, GO, 5.00%, 3/1/24  1,325 1,339
Illinois, Series B, GO, 5.00%, 9/1/25  5,620 5,768
Illinois, Series B, GO, 5.00%, 3/1/26  1,675 1,728
Illinois, Series C, GO, 5.00%, 11/1/29  2,500 2,613
Illinois, Series D, GO, 5.00%, 11/1/27  4,920 5,155
Illinois Fin. Auth., Series B-1, VRDN, 5.00%, 8/15/52 (Tender
8/15/25)  3,000 3,098
Illinois Fin. Auth., Healthcare System, Series B-1, VRDN, 5.00%,
5/15/50 (Tender 11/15/24)  4,925 4,998
Illinois Fin. Auth., Healthcare System, Series B-2, VRDN, 5.00%,
5/15/50 (Tender 11/15/26)  8,680 9,053
Illinois Fin. Auth., Northshore Univ. Health, 5.00%, 8/15/24  1,000 1,025
Illinois Fin. Auth., Northshore Univ. Health, 5.00%, 8/15/25  1,250 1,303
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/23  1,945 1,951
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/25  1,125 1,161
84,325

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
INDIANA 0.1%
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23  815 820
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24  845 858
1,678
IOWA 0.8%
PEFA, VRDN, 5.00%, 9/1/49 (Tender 9/1/26)  14,285 14,699
14,699
KANSAS 0.0%
Lenexa City, Lakeview Village, Health Care Fac., Series A, 5.00%,
5/15/23  650 650
650
KENTUCKY 1.4%
Ashland Medical Center, DBA King's Daughter, Series 2019,
5.00%, 2/1/24  575 581
Ashland Medical Center, DBA King's Daughter, Series 2019,
5.00%, 2/1/25  610 621
Ashland Medical Center, DBA King's Daughter, Series 2019,
5.00%, 2/1/26  550 566
Kentucky Economic DFA, Owensboro Medical Health, Series A,
5.00%, 6/1/23  2,000 2,006
Kentucky Economic DFA, Owensboro Medical Health, Series A,
5.00%, 6/1/24  1,115 1,131
Kentucky Economic DFA, Owensboro Medical Health, Series A,
5.00%, 6/1/25  1,400 1,437
Kentucky Economic DFA, Owensboro Medical Health, Series A,
5.00%, 6/1/26  2,210 2,302
Kentucky Public Energy Auth., Series A-1, VRDN, 4.00%, 8/1/52
(Tender 8/1/30)  6,150 6,017
Kentucky Public Energy Auth., Series C, VRDN, 4.00%, 2/1/50
(Tender 2/1/28)  11,305 11,262
25,923
LOUISIANA 0.4%
Lake Charles Harbor & Terminal Dist., Big Lake Fuels LLC Project,
VRDN, 1.00%, 12/1/51 (Tender 12/1/24)  (1) 2,775 2,592
Louisiana Offshore Terminal Auth., Loop Project, VRDN, 1.65%,
9/1/27 (Tender 12/1/23)  1,750 1,723
Louisiana Stadium & Exposition Dist., BAN, 4.00%, 7/3/23  1,040 1,040
New Orleans Aviation Board, Series B, 5.00%, 1/1/24  (1) 225 227
New Orleans Aviation Board, Series B, 5.00%, 1/1/25  (1) 250 255
Saint John the Baptist Parish, Marathon Oil, Series A-2, VRDN,
2.10%, 6/1/37 (Tender 7/1/24)  2,000 1,943
7,780
MARYLAND 6.1%
Anne Arundel County, GO, 5.00%, 4/1/27  1,895 2,057

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Anne Arundel County, Consolidated General Improvement, GO,
5.00%, 4/1/25  3,330 3,462
Anne Arundel County, Consolidated General Improvement, GO,
5.00%, 4/1/27  3,245 3,522
Baltimore City, Convention Center Hotel, 5.00%, 9/1/23  500 499
Baltimore City, Convention Center Hotel, 5.00%, 9/1/24  1,950 1,938
Baltimore City, Convention Center Hotel, 5.00%, 9/1/25  2,040 2,026
Baltimore County, Series B, GO, 5.00%, 8/1/27  5,675 5,849
Baltimore County, Metropolitan Dist. 80th Issue, GO, 5.00%,
3/1/27  1,415 1,533
Frederick County, Series A, 5.00%, 7/1/24  1,000 1,019
Gaithersburg, Asbury Maryland Obligation Group, Series B,
5.00%, 1/1/27  4,865 4,917
Harford County, Series B, GO, 5.00%, 7/1/26  2,000 2,136
Maryland, GO, 5.00%, 8/1/31  5,000 5,566
Maryland, Series A, GO, 5.00%, 3/15/26  5,000 5,307
Maryland, Series A, GO, 5.00%, 3/15/26  4,155 4,410
Maryland, Series A, GO, 5.00%, 8/1/27  5,000 5,466
Maryland, Series B, GO, 5.00%, 8/1/24  5,800 5,954
Maryland DOT, 4.00%, 11/1/29  1,235 1,259
Maryland DOT, Series A, 5.00%, 12/1/26  1,600 1,722
Maryland DOT, Series B, 5.00%, 12/1/28  2,500 2,802
Maryland DOT, Series B, 5.00%, 12/1/29  2,375 2,712
Maryland Economic Dev., Transportation Fac. Project, Series A,
5.00%, 6/1/23  370 371
Maryland HHEFA, 5.00%, 7/1/24  400 407
Maryland HHEFA, Adventist Healthcare, Series A, 5.25%, 1/1/25  1,000 1,018
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/26  1,280 1,327
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/27  2,500 2,628
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/25  2,000 2,047
Maryland HHEFA, Peninsula Regional Health System, 5.00%,
7/1/23  350 351
Maryland HHEFA, Peninsula Regional Health System, 5.00%,
7/1/25  665 685
Maryland HHEFA, Peninsula Regional Health System, 5.00%,
7/1/26  1,250 1,308
Maryland HHEFA, Univ. of Maryland Medical System, Series B-1,
VRDN, 5.00%, 7/1/45 (Tender 7/1/25)  3,435 3,521
Maryland HHEFA, Univ. of Maryland Medical System, Series B-2,
VRDN, 5.00%, 7/1/45 (Tender 7/1/27)  7,000 7,369
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/24  (2) 795 814
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/26
( Prerefunded 7/1/24)  (3) 1,535 1,576
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/27
( Prerefunded 7/1/24)  (3) 3,000 3,080

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Maryland Stadium Auth., Baltimore City Public Schools, 5.00%,
5/1/46 ( Prerefunded 5/1/26)  (3) 4,000 4,253
Montgomery County, Series C, GO, 5.00%, 10/1/24  4,285 4,411
Montgomery County, Consolidated Public Improvement, Series A,
GO, 5.00%, 8/1/27  4,810 5,259
Univ. System of Maryland, Series A, 5.00%, 4/1/26  3,000 3,181
Washington County, Homewood Maryland Obligated Group,
4.00%, 5/1/24  635 628
Washington County, Homewood Maryland Obligated Group,
4.00%, 5/1/25  665 651
109,041
MASSACHUSETTS 1.3%
Massachusetts Bay Transportation Auth. Sales Tax Revenue, BAN,
4.00%, 5/1/25  5,000 5,100
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/23  (1) 2,000 2,010
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/24  (1) 2,000 2,030
Massachusetts State College Building Auth., Series A, 5.00%,
5/1/38 ( Prerefunded 5/1/25)  (3) 6,450 6,713
Massachusetts State College Building Auth., Series D, 5.00%,
5/1/39 ( Prerefunded 5/1/25)  (3) 7,575 7,884
23,737
MICHIGAN 2.2%
Detroit City School Dist., Series C, GO, 5.25%, 5/1/25  (6) 5,290 5,413
Detroit Downtown Dev. Auth., Series A, 5.00%, 7/1/24  (4) 975 995
Great Lakes Water Auth., Water Supply System, Series A, 5.00%,
7/1/25  1,500 1,559
Great Lakes Water Auth., Water Supply System, Series D, 5.00%,
7/1/31  1,000 1,059
Great Lakes Water Auth., Water Supply System, Senior Lien,
Series C, 5.00%, 7/1/27  5,800 6,152
Michigan Fin. Auth., Great Lakes Water Auth., Senior Lien,
Series C-3, 5.00%, 7/1/29  (4) 2,500 2,551
Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/28  3,980 4,211
Michigan Fin. Auth., Local Gov't. Loan Program, Series D-2, 5.00%,
7/1/27  (4) 2,850 2,907
Michigan Fin. Auth., Local Gov't. Loan Program, Series D-4, 5.00%,
7/1/29  1,500 1,526
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C,
5.00%, 12/1/23  585 593
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C,
5.00%, 12/1/24  995 1,026
Michigan, City of Detroit, GO, 5.00%, 4/1/23  500 500
Michigan, City of Detroit, GO, 5.00%, 4/1/24  900 903
Michigan, City of Detroit, GO, 5.00%, 4/1/25  860 868
Wayne County Airport Auth., Series A, 5.00%, 12/1/23  430 435
Wayne County Airport Auth., Series A, 5.00%, 12/1/24  780 800

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Wayne County Airport Auth., Series B, 5.00%, 12/1/23  (1) 2,195 2,213
Wayne County Airport Auth., Series B, 5.00%, 12/1/24  (1) 2,385 2,431
Wayne County Airport Auth., Series B, 5.00%, 12/1/25  (1) 2,405 2,474
Wayne County Airport Auth., Series F, 5.00%, 12/1/31  (1) 1,330 1,361
Wayne County Airport Auth., Series G, 5.00%, 12/1/27  425 446
40,423
MINNESOTA 1.6%
Minnesota, Series A, GO, 5.00%, 8/1/24  5,000 5,139
Minnesota, Series A, GO, 5.00%, 8/1/26  5,320 5,690
Minnesota, Series D, GO, 5.00%, 10/1/24  8,675 8,946
Minnesota, Series D, GO, 5.00%, 8/1/27  7,875 8,243
28,018
MISSISSIPPI 0.0%
Mississippi Business Fin., Chevron USA Project, Series E, VRDN,
2.25%, 12/1/30  340 340
340
MISSOURI 0.9%
Kansas City IDA, Kansas City Int'l. Airport, 5.00%, 3/1/25  (1) 1,500 1,531
Kansas City IDA, Kansas City Int'l. Airport, 5.00%, 3/1/25  1,050 1,084
Missouri HEFA, SSM Health Care, Series A, 5.00%, 6/1/26
( Prerefunded 6/1/24)  (3) 1,740 1,774
Missouri HEFA, SSM Health Care, Series C, VRDN, 5.00%, 5/1/52
(Tender 5/1/28)  8,000 8,666
Missouri HEFA, SSM Health Care, Series F, VRDN, 2.35%, 6/1/36  850 850
Saint Louis Airport, Series B, 5.00%, 7/1/23  (1)(4) 215 216
Saint Louis Airport, Series B, 5.00%, 7/1/24  (1)(4) 840 854
Saint Louis Airport, Series B, 5.00%, 7/1/25  (1)(4) 375 384
15,359
NEBRASKA 0.1%
Central Plains Energy, 4.00%, 8/1/25  1,550 1,560
1,560
NEVADA 0.4%
Clark County Dept. of Aviation, Airport Improvement, Series B,
5.00%, 7/1/26  (1) 3,000 3,109
Clark County School Dist., Series A, GO, 3.00%, 6/15/23  (4) 450 449
Clark County School Dist., Series A, GO, 3.00%, 6/15/25  (4) 650 643
Clark County School Dist., Series A, GO, 5.00%, 6/15/26  (4) 500 531
Nevada Housing Division, VRDN, 5.00%, 12/1/25 (Tender
12/1/24)  1,800 1,829
6,561
NEW JERSEY 3.4%
New Jersey HCFFA, AHS Hosp., 5.00%, 7/1/25  1,405 1,426

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
New Jersey HCFFA, AHS Hosp., 5.00%, 7/1/25 ( Prerefunded
1/1/24)  (3) 95 96
New Jersey Transportation Trust Fund Auth., Series A, 5.00%,
6/15/24  3,085 3,149
New Jersey Transportation Trust Fund Auth., Series A, 5.00%,
6/15/30  2,210 2,324
New Jersey Transportation Trust Fund Auth., Series A, 5.00%,
6/15/31  8,000 8,946
New Jersey Transportation Trust Fund Auth., Transportation
System, 5.00%, 6/15/29  1,565 1,704
New Jersey Transportation Trust Fund Auth., Transportation
System, Series A, 5.00%, 12/15/24  1,975 2,021
New Jersey Transportation Trust Fund Auth., Transportation
System, Series A, 5.00%, 12/15/26  2,525 2,670
New Jersey Transportation Trust Fund Auth., Transportation
System, Series D, 5.00%, 12/15/24  1,125 1,151
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/27  590 604
New Jersey Turnpike Auth., Series D, 5.00%, 1/1/28  5,000 5,311
New Jersey, COVID-19 Emergency Bonds, Series A, GO, 5.00%,
6/1/24  5,815 5,940
New Jersey, COVID-19 Emergency Bonds, Series A, GO, 5.00%,
6/1/25  13,505 14,056
New Jersey, COVID-19 Emergency Bonds, Series A, GO, 5.00%,
6/1/27  3,750 4,065
Tobacco Settlement Fin., Series A, 5.00%, 6/1/24  1,000 1,016
Tobacco Settlement Fin., Series A, 5.00%, 6/1/26  4,050 4,235
Tobacco Settlement Fin., Series A, 5.00%, 6/1/28  1,535 1,649
60,363
NEW MEXICO 0.4%
Farmington PCR, Public Services of New Mexico, San Juan
Project, Series D, VRDN, 1.10%, 6/1/40 (Tender 6/1/23)  2,750 2,727
New Mexico Hosp. Equipment Loan Council, Series B, VRDN,
5.00%, 8/1/49 (Tender 8/1/25)  4,850 5,018
7,745
NEW YORK 8.5%
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%,
7/15/23  1,250 1,255
Brooklyn Arena Local Dev., Barclays Center, Series A, 5.00%,
7/15/24  3,000 3,039
Dormitory Auth. of the State of New York, Series A, 4.00%,
10/1/24  (4) 3,260 3,303
Dormitory Auth. of the State of New York, Series A, 5.00%,
10/1/24  3,050 3,141
Dormitory Auth. of the State of New York, Bidding Group, Series C,
5.00%, 3/15/24  (2) 5 5

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Dormitory Auth. of the State of New York, Bidding Group 2,
Unrefunded Balance, Series C, 5.00%, 3/15/24  (2) 9,795 9,988
Dormitory Auth. of the State of New York, Orange Regional
Medical Center, 5.00%, 12/1/25  (7) 1,000 1,003
Dormitory Auth. of the State of New York, Orange Regional
Medical Center, 5.00%, 12/1/26  (7) 1,300 1,307
Dormitory Auth. of the State of New York, Personal Income Tax
General Purpose Bond, Series B, 5.00%, 2/15/28  7,350 8,009
Dormitory Auth. of the State of New York, Personal Income Tax
General Purpose Bond, Series B, 5.00%, 2/15/29  9,855 10,760
Dormitory Auth. of the State of New York, Sales Tax, Series A,
5.00%, 3/15/28  6,985 7,539
Long Island Power Auth., Series B, VRDN, 1.50%, 9/1/51 (Tender
9/1/26)  1,250 1,155
New York City, Series 1, GO, 5.00%, 8/1/25  5,400 5,624
New York City, Series A-1, GO, 5.00%, 8/1/30  5,000 5,721
New York City, Series C, GO, 5.00%, 8/1/27  5,000 5,425
New York City, Series D, GO, 5.00%, 8/1/24 ( Prerefunded
4/13/23)  (3) 13,145 13,171
New York City, Series D, GO, 5.00%, 8/1/28 ( Prerefunded
4/13/23)  (3) 6,085 6,097
New York City, Series I-4, GO, VRDN, 2.25%, 4/1/36  650 650
New York City IDA, Series A, 5.00%, 1/1/24  (4) 1,250 1,265
New York City IDA, Series A, 5.00%, 1/1/25  (4) 2,000 2,053
New York City IDA, Yankee Stadium Project, 5.00%, 3/1/28  (4) 1,315 1,419
New York City Transitional Fin. Auth., Future Tax Secured,
Series A, 5.00%, 11/1/31  4,550 5,253
New York City Transitional Fin. Auth., Future Tax Secured,
Series A-1, 5.00%, 11/1/26  1,170 1,252
New York City Water & Sewer System, Series BB-2, VRDN, 2.35%,
6/15/53  2,100 2,100
New York City Water & Sewer System, Series DD, 5.00%, 6/15/25  1,690 1,763
New York State Urban Dev., Personal Income Tax, Series A, 5.00%,
3/15/24  3,275 3,340
New York Transportation Dev., American Airlines, 5.00%,
8/1/26  (1) 1,655 1,656
New York Transportation Dev., Delta Air Lines LaGuardia Airport,
5.00%, 1/1/27  (1) 3,500 3,595
New York Transportation Dev., JFK Int'l. Airport, 5.00%, 12/1/23  1,000 1,011
Port Auth. of New York & New Jersey, Series 178, 5.00%,
12/1/25  (1) 5,000 5,049
Port Auth. of New York & New Jersey, Series 178, 5.00%,
12/1/30  (1) 9,920 9,999
Port Auth. of New York & New Jersey, Series 185, 5.00%,
9/1/25  (1) 2,000 2,043
Port Auth. of New York & New Jersey, Series 207, 5.00%,
9/15/24  (1) 3,000 3,057

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Port Auth. of New York & New Jersey, Series 207, 5.00%,
9/15/26  (1) 10,030 10,474
Sales Tax Asset Receivable, Series A, 5.00%, 10/15/30
( Prerefunded 10/15/24)  (3) 2,000 2,061
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 8/15/24  2,425 2,482
Triborough Bridge & Tunnel Auth., Series B, FRN, 67% of SOFR +
0.38%, 3.429%, 1/1/32 (Tender 2/1/24)  6,240 6,175
153,239
NORTH CAROLINA 4.8%
Charlotte-Mecklenburg Hosp. Auth., VRDN, 5.00%, 1/15/49
(Tender 12/1/31)  6,565 7,432
Charlotte-Mecklenburg Hosp. Auth., VRDN, 5.00%, 1/15/50
(Tender 12/1/28)  1,500 1,653
Mecklenburg County, GO, 5.00%, 3/1/26  10,000 10,611
North Carolina Medical Care Commission, 3.00%, 3/1/23  150 150
North Carolina Medical Care Commission, 4.00%, 3/1/24  220 219
North Carolina Medical Care Commission, 4.00%, 3/1/25  265 262
North Carolina Medical Care Commission, 5.00%, 3/1/26  490 491
North Carolina Medical Care Commission, 5.00%, 3/1/27  290 289
North Carolina Medical Care Commission, Caromont Health,
Series B, VRDN, 5.00%, 2/1/51 (Tender 2/1/26)  11,050 11,555
North Carolina Medical Care Commission, Retirement Fac. First
Meeting, 4.00%, 1/1/25  250 244
North Carolina Medical Care Commission, Southminster , 5.00%,
10/1/23  150 150
North Carolina Medical Care Commission, Southminster , 5.00%,
10/1/24  180 180
North Carolina Medical Care Commission, Southminster , 5.00%,
10/1/25  125 125
North Carolina Medical Care Commission, United Methodist
Retirement Home, Series A, 5.00%, 10/1/23  (2) 400 404
North Carolina Medical Care Commission, United Methodist
Retirement Home, Series A, 5.00%, 10/1/24 ( Prerefunded
10/1/23)  (3) 950 988
North Carolina Medical Care Commission, United Methodist
Retirement Home, Series A, 5.00%, 10/1/26 ( Prerefunded
10/1/23)  (3) 750 780
North Carolina Medical Care Commission, United Methodist
Retirement Home, Series A, 5.00%, 10/1/27 ( Prerefunded
10/1/23)  (3) 175 182
North Carolina Medical Care Commission, Vidant Health, 5.00%,
6/1/28 ( Prerefunded 6/1/25)  (3) 1,575 1,640
North Carolina Medical Care Commission, Wake Forest Baptist,
Series B, 5.00%, 12/1/23  2,000 2,003
North Carolina Medical Care Commission, Wake Forest Baptist,
Series B, 5.00%, 12/1/27  1,125 1,128
North Carolina Turnpike Auth., 5.00%, 1/1/24  (4) 1,180 1,194

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
North Carolina Turnpike Auth., BAN, 5.00%, 2/1/24  (2) 23,455 23,788
Wake County, 5.00%, 3/1/27  2,355 2,550
Wake County, Series A, 5.00%, 12/1/29  1,150 1,240
Wake County, Series C, GO, 5.00%, 3/1/25  15,760 16,363
85,621
OHIO 0.4%
Cleveland Airport System, Series B, 5.00%, 1/1/24  (1) 1,200 1,212
Columbus, Series A, GO, 5.00%, 4/1/24  2,310 2,356
Columbus, Series A, GO, 5.00%, 4/1/25  3,445 3,583
Hamilton County, Life Enriching Community, 5.00%, 1/1/24  150 150
Hamilton County, Life Enriching Community, 5.00%, 1/1/25  200 201
Hamilton County, Life Enriching Community, 5.00%, 1/1/26  150 151
7,653
OKLAHOMA 0.3%
Grand River Dam Auth., Series A, 5.00%, 6/1/23  2,000 2,008
Oklahoma Turnpike Auth., Series A, 5.00%, 1/1/25  450 464
Oklahoma Turnpike Auth., Series D, 5.00%, 1/1/27  3,310 3,548
6,020
OREGON 0.5%
Multnomah County School Dist. No. 1, GO, 5.00%, 6/15/24  8,250 8,442
8,442
PENNSYLVANIA 2.6%
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%,
5/1/24  200 202
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%,
5/1/25  500 509
Allentown Neighborhood Improvement Zone Dev. Auth., 5.00%,
5/1/26  550 564
Bucks County IDA, 5.00%, 7/1/25  350 354
Bucks County IDA, 5.00%, 7/1/26  450 459
Bucks County IDA, 5.00%, 7/1/27  475 487
Butler County Hosp. Auth., 5.00%, 7/1/23  355 356
Butler County Hosp. Auth., 5.00%, 7/1/24  2,300 2,337
Butler County Hosp. Auth., 5.00%, 7/1/25  705 724
Butler County Hosp. Auth., 5.00%, 7/1/26  460 471
Butler County Hosp. Auth., 5.00%, 7/1/27  585 599
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/23  1,000 1,004
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/24  2,280 2,319
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/23  1,300 1,306
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/24  1,700 1,731
Northampton County General Purpose Auth., Saint Luke's Health
Univ., FRN, 70% of 1M USD LIBOR + 1.04%, 4.303%, 8/15/48
(Tender 8/15/24)  4,900 4,904
Pennsylvania, GO, 5.00%, 9/15/25  (4) 715 750

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Pennsylvania Turnpike Commission, Series A-1, 5.00%, 12/1/30  2,000 2,105
Philadelphia, Series A, GO, 5.00%, 8/1/23  2,270 2,286
Philadelphia Airport, Series A, 5.00%, 7/1/26  1,160 1,230
Philadelphia Airport, Series A, 5.00%, 7/1/27  2,000 2,159
Philadelphia Airport, Series C, 5.00%, 7/1/25  (1) 12,465 12,750
Philadelphia Airport, Series C, 5.00%, 7/1/26  (1) 1,080 1,119
Philadelphia Airport, Series C, 5.00%, 7/1/27  (1) 1,135 1,187
Philadelphia HHEFA, Temple Univ. Health System, 5.00%, 7/1/23  1,175 1,178
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/24  750 766
Southeastern Pennsylvania Transportation Auth., 5.00%, 6/1/25  1,000 1,040
State Public School Building Auth., Philadelphia School Dist.,
Series A, 5.00%, 6/1/33  (4) 2,500 2,608
47,504
PUERTO RICO 4.3%
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A,
5.00%, 7/1/29  (7) 6,800 6,916
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series A,
5.00%, 7/1/30  (7) 5,000 5,067
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B,
5.00%, 7/1/24  (7) 2,075 2,096
Puerto Rico Commonwealth, Restructured, Series A-1, GO,
5.625%, 7/1/27  17,594 18,154
Puerto Rico Commonwealth, Restructured, Series A-1, GO,
5.625%, 7/1/29  9,000 9,376
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.75%,
7/1/31  5,581 5,863
Puerto Rico Ind. Tourist Ed. Medical & Environmental Control Fac.
Fin. Auth., 5.00%, 7/1/27  450 475
Puerto Rico Ind. Tourist Ed. Medical & Environmental Control Fac.
Fin. Auth., 5.00%, 7/1/29  850 919
Puerto Rico Sales Tax Fin., Restructured, Series A-1, 4.50%,
7/1/34  13,854 13,702
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero
Coupon, 7/1/27  9,628 7,880
Puerto Rico Sales Tax Fin., Restructured, Series A-1, Zero
Coupon, 7/1/31  9,535 6,343
76,791
RHODE ISLAND 0.1%
Rhode Island Health & Ed. Building, Care New England, Series B,
5.00%, 9/1/23  550 551
Rhode Island Health & Ed. Building, Care New England, Series B,
5.00%, 9/1/24  1,290 1,291
Rhode Island Health & Ed. Building, Care New England, Series B,
5.00%, 9/1/25  415 415

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Rhode Island Health & Ed. Building, Care New England, Series B,
5.00%, 9/1/26  450 453
2,710
SOUTH CAROLINA 1.8%
Patriots Energy Group Fin. Agency, Series A, VRDN, 4.00%,
10/1/48 (Tender 2/1/24)  15,755 15,798
South Carolina Jobs Economic Dev. Auth., Bon Secours Health
System, VRDN, 5.00%, 12/1/48 (Tender 10/1/25)  5,160 5,326
South Carolina Jobs-Economic Dev. Auth., Prisma Health
Obligated Group, Series A, 5.00%, 5/1/30  1,140 1,214
South Carolina Ports Auth., 5.00%, 7/1/23  (1) 2,555 2,566
South Carolina Ports Auth., 5.00%, 7/1/24  (1) 850 865
South Carolina Ports Auth., 5.00%, 7/1/25  (1) 1,190 1,227
South Carolina Ports Auth., 5.25%, 7/1/55 ( Prerefunded
7/1/25)  (1)(3) 3,240 3,361
Spartanburg Regional Health Services Dist., 5.00%, 4/15/29  1,700 1,830
32,187
SOUTH DAKOTA 0.1%
South Dakota HEFA, Sanford Obligated Group, 5.00%, 11/1/29  1,000 1,049
1,049
TENNESSEE 2.6%
Chattanooga Health Ed. & Housing Fac. Board, Student Housing -
CDFI Phase I, CDFI, 5.00%, 10/1/23  650 653
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated
Group, 5.00%, 7/1/24  3,025 3,037
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated
Group, 5.00%, 7/1/29  1,525 1,632
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation
Group, 5.00%, 7/1/25  1,000 1,003
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation
Group, 5.00%, 7/1/31  1,760 1,764
Memphis-Shelby County Airport Auth., Series B, 5.00%, 7/1/24  (1) 3,330 3,374
Metropolitan Gov't. of Nashville & Davidson County, GO, 5.00%,
7/1/24  17,760 18,189
Metropolitan Gov't. of Nashville & Davidson County Health & Ed.
Fac. Board, Vanderbilt Univ. Medical Center, 5.00%, 7/1/31  6,755 7,388
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/25  (1) 515 527
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/26  (1) 1,695 1,757
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/27  (1) 690 723
Metropolitan Nashville Airport Auth., Series B, 5.00%, 7/1/28  (1) 1,000 1,063
Tennergy , Series A, VRDN, 5.00%, 2/1/50 (Tender 10/1/24)  5,000 5,088
Tennessee Energy Acquisition, Series A, VRDN, 4.00%, 5/1/48
(Tender 5/1/23)  1,045 1,046

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Tennessee Energy Acquisition, Goldman Sachs, Series C, 5.00%,
2/1/24  175 175
47,419
TEXAS 9.0%
Austin Airport System, 5.00%, 11/15/27  (1) 1,780 1,809
Austin Airport System, Series A, 5.00%, 11/15/26  545 582
Austin Airport System, Series B, 5.00%, 11/15/23  (1) 715 721
Austin Airport System, Series B, 5.00%, 11/15/29  (1) 1,200 1,252
Austin Convention Enterprises, First Tier Convention Center,
Series A, 5.00%, 1/1/26  1,505 1,523
Austin Convention Enterprises, First Tier Convention Center,
Series A, 5.00%, 1/1/27  1,655 1,686
Austin Water & Wastewater System, 5.00%, 11/15/32  2,095 2,233
Central Texas Regional Mobility Auth., 5.00%, 1/1/24  1,025 1,036
Central Texas Regional Mobility Auth., 5.00%, 1/1/25  1,195 1,221
Central Texas Regional Mobility Auth., 5.00%, 1/1/26  1,620 1,684
Central Texas Regional Mobility Auth., 5.00%, 1/1/28  1,700 1,767
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/40
( Prerefunded 7/1/25)  (3) 4,490 4,680
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/45
( Prerefunded 7/1/25)  (3) 1,475 1,537
Central Texas Regional Mobility Auth., Series C, 5.00%, 1/1/27  14,845 15,421
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 5.00%, 8/15/23  1,505 1,503
Clifton Higher Ed. Fin., Int'l. Leadership, Series D, 5.00%, 8/15/24  3,120 3,109
Dallas, GO, 5.00%, 2/15/25  5,000 5,183
Dallas Hotel Occupancy Tax Revenue, 4.00%, 8/15/27  2,000 2,019
Dallas Hotel Occupancy Tax Revenue, 4.00%, 8/15/28  2,000 2,018
Harris County Cultural Ed. Fac. Fin., 5.00%, 6/1/23  1,385 1,390
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health
Sys., VRDN, 5.00%, 6/1/32 (Tender 12/1/26)  4,665 4,942
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health
Sys., VRDN, 5.00%, 7/1/49 (Tender 12/1/24)  1,880 1,924
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health
Sys., VRDN, 5.00%, 7/1/49 (Tender 12/1/26)  1,250 1,324
Harris County Cultural Ed. Fac. Fin., Methodist Hosp., Series B,
VRDN, 2.30%, 12/1/59  10,250 10,250
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp.,
5.00%, 10/1/28  3,110 3,262
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp.,
VRDN, 5.00%, 10/1/41 (Tender 10/1/24)  4,000 4,089
Houston Airport System, Series A, 5.00%, 7/1/23  (1) 825 828
Houston Airport System, Series A, 5.00%, 7/1/25  (1) 1,250 1,279
Houston Airport System, Series A, 5.00%, 7/1/26  (1) 1,250 1,295
Houston Airport System Revenue, Series A, 5.00%, 7/1/29  (1) 2,130 2,287
Houston Combined Utility System Revenue, Series A, Zero
Coupon, 12/1/25  (2)(4) 6,000 5,508

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
Houston Independent School Dist., Permanent School Fund, GO,
5.00%, 2/15/25  4,660 4,829
Love Field Airport Modernization, Southwest Airlines, 5.00%,
11/1/28  (1) 1,000 1,001
Lower Colorado River Auth., 5.00%, 5/15/24  120 123
Lower Colorado River Auth., Series A, 5.00%, 5/15/24  1,045 1,067
Lower Colorado River Auth., Transmission Services, 5.00%,
5/15/24  280 286
Lower Colorado River Auth., Transmission Services, 5.00%,
5/15/25  1,010 1,047
North Texas Tollway Auth., Series 2016A, 5.00%, 1/1/28  2,705 2,841
North Texas Tollway Auth., Series A, 5.00%, 1/1/26  9,710 9,834
North Texas Tollway Auth., Series A, 5.00%, 1/1/28  460 476
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/25  1,140 1,157
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/27  8,430 8,542
North Texas Tollway Auth., Unrefunded Balance, Series A, 5.00%,
1/1/24  1,130 1,132
Port Beaumont Navigation Dist., 1.875%, 1/1/26  (1)(7) 500 457
Tarrant County Cultural Ed. Fac. Fin., Series E, VRDN, 5.00%,
11/15/52 (Tender 5/15/26)  3,200 3,341
Texas Municipal Gas Acquisition & Supply I, Series D, 6.25%,
12/15/26  12,440 12,982
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior
Lien, Series Class A, 5.25%, 12/15/25  2,500 2,579
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/23  2,125 2,135
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/27  4,285 4,403
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/28  7,750 8,015
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/29  6,100 6,335
161,944
UTAH 1.8%
Intermountain Power Agency, Series A, 5.00%, 7/1/26  2,000 2,134
Intermountain Power Agency, Series A, 5.00%, 7/1/27  2,000 2,181
Intermountain Power Agency, Series A, 5.00%, 7/1/28  2,250 2,506
Salt Lake City Airport, Series 2017A, 5.00%, 7/1/27  (1) 2,030 2,132
Salt Lake City Airport, Series 2021A, 5.00%, 7/1/26  (1) 3,960 4,110
Salt Lake City Airport, Series 2021A, 5.00%, 7/1/27  (1) 5,080 5,336
Salt Lake City Airport, Series A, 5.00%, 7/1/26  (1) 1,155 1,199
Univ. of Utah, Green Bond, Series B, 5.00%, 8/1/26  1,450 1,549
Univ. of Utah, Green Bond, Series B, 5.00%, 8/1/27  1,000 1,090
Utah, Series B, GO, 5.00%, 7/1/24  4,250 4,360
Utah County, Series B, VRDN, 5.00%, 5/15/60 (Tender 8/1/26)  4,050 4,271
Vineyard Redev . Agency, 5.00%, 5/1/23  (4) 400 401
Vineyard Redev . Agency, 5.00%, 5/1/27  (4) 615 661
31,930

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
VIRGINIA 4.3%
Alexandria, Series A, GO, 5.00%, 12/15/25  4,800 5,072
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/23  410 412
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/24  1,600 1,629
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/28  880 954
Chesapeake Bay Bridge & Tunnel Dist., First Tier General
Resolution, BAN, 5.00%, 11/1/23  6,000 6,057
Chesapeake Expressway Toll Road, Series A, 5.00%, 7/15/23  105 105
Fairfax County IDA, Inova Health System, 5.00%, 8/15/23  2,130 2,147
Fairfax County IDA, Inova Health System, 5.00%, 5/15/27  2,500 2,710
Fredericksburg Economic Dev. Auth., Mary Washington
Healthcare, 5.00%, 6/15/27  1,750 1,783
Greater Richmond Convention Center Auth., 5.00%, 6/15/24  225 230
Hampton Roads Sanitation Dist., Wastewater, Series A, 5.00%,
8/1/34 ( Prerefunded 8/1/26)  (3) 4,335 4,626
Hampton Roads Transportation Accountability Commission,
Series A, BAN, 5.00%, 7/1/26  4,850 5,153
Virginia College Building Auth., 4.00%, 2/1/29  6,065 6,346
Virginia College Building Auth., Series A, 5.00%, 2/1/26  7,015 7,422
Virginia College Building Auth., 21st Century College & Equipment
Programs, Series B, 5.00%, 2/1/24  5,000 5,084
Virginia Public Building Auth., Series A-1, 5.00%, 8/1/27  3,000 3,271
Virginia Public Building Auth., Series B, 5.00%, 8/1/24  3,000 3,079
Virginia Public Building Auth., Series B, 5.00%, 8/1/25  1,325 1,386
Virginia Public School Auth., 5.00%, 8/1/27  4,000 4,188
Virginia Public School Auth., Series A, 5.00%, 8/1/25  4,625 4,842
Virginia Public School Auth., Series A, 5.00%, 8/1/26  4,845 5,184
Virginia Resources Auth., Series D, 5.00%, 11/1/27 ( Prerefunded
11/1/25)  (3) 2,105 2,214
Virginia Small Business Fin. Auth., Senior Lien, 4.00%, 1/1/30  (1) 3,250 3,231
77,125
WASHINGTON 2.4%
Central Puget Sound Regional Transit Auth., Series S-1, 5.00%,
11/1/35 ( Prerefunded 11/1/25)  (3) 13,250 13,868
Central Puget Sound Regional Transit Auth., Green Bond,
Series S-1, 4.00%, 11/1/33 ( Prerefunded 11/1/25)  (3) 2,000 2,043
Port of Seattle, Series C, 5.00%, 8/1/28  (1) 3,000 3,214
Washington, Series A, GO, 5.00%, 8/1/27  5,000 5,460
Washington, Series A-1, GO, 5.00%, 8/1/27  4,130 4,329
Washington, Series R, GO, 4.00%, 7/1/26  5,000 5,169
Washington Health Care Fac. Auth., Commonspirit Health,
Series B-2, VRDN, 5.00%, 8/1/49 (Tender 8/1/25)  2,450 2,509
Washington Health Care Fac. Auth., Commonspirit Health,
Series B-3, VRDN, 5.00%, 8/1/49 (Tender 8/1/26)  6,900 7,136
43,728

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Par/Shares $ Value
(Amounts in 000s)
WISCONSIN 0.9%
Wisconsin Clean Water Fund Leveraged Loan Portfolio, Series 1,
5.00%, 6/1/25 ( Prerefunded 6/1/24)  (3) 5,000 5,104
Wisconsin HEFA, Advocate Aurora Health Credit Group,
Series B-4, VRDN, 5.00%, 8/15/54 (Tender 1/29/25)  10,000 10,278
15,382
SHORT-TERM INVESTMENTS 0.0%
MONEY MARKET FUNDS 0.0%
T. Rowe Price Government Reserve Fund, 4.60%  (8)(9) 1 1
Total Short-Term Investments (Cost $1) 1
Total Investments in Securities
99.3% of Net Assets
(Cost $1,829,246) $ 1,784,041
‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1) Interest subject to alternative minimum tax.
(2) Escrowed to maturity
(3) Prerefunded date is used in determining portfolio maturity.
(4) Insured by Assured Guaranty Municipal Corporation
(5) Insured by Build America Mutual Assurance Company
(6) Insured by Financial Guaranty Insurance Company
(7) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to
$16,846 and represents 0.9% of net assets.
(8) Seven-day yield
(9) Affiliated Companies
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
CDFI Community Development Financial Institution
COP Certificate of Participation
DFA Development Finance Authority
DOT Department of Transportation
FRN Floating Rate Note
GO General Obligation
HCFFA Health Care Facilities Financing Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFC Housing Finance Corporation

T. ROWE PRICE Tax-Free Short-Intermediate Fund

.
.
.
.
.
.
.
.
.
.
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
MUNIPSA Securities Industry and Financial Markets Association (SIFMA) Municipal Swap
Index
PCR Pollution Control Revenue
RAC Revenue Anticipation Certificate
SOFR Secured overnight financing rate
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer’s agent at a predetermined price on specified dates; such specified dates are considered the effective maturity for purposes of the fund’s weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity. Certain VRDN rates are not based on a published reference rate and spread but may adjust periodically.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended February 28, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.60% $ —# $ — $ —+
Supplementary Investment Schedule
Affiliate
Value
02/28/22
Purchase
Cost
Sales
Cost
Value
02/28/23
T. Rowe Price Government
Reserve Fund, 4.60% $ —  ¤   ¤ $ 1^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $0 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $1.

T. ROWE PRICE Tax-Free Short-Intermediate Fund
February 28, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $1,829,246) $ 1,784,041
Interest receivable 19,446
Receivable for shares sold 1,520
Cash 82
Other assets 71
Total assets 1,805,160
Liabilities
Payable for investment securities purchased 5,144
Payable for shares redeemed 1,680
Investment management fees payable 469
Due to affiliates 35
Payable to directors 1
Other liabilities 710
Total liabilities 8,039
NET ASSETS $ 1,797,121

T. ROWE PRICE Tax-Free Short-Intermediate Fund
February 28, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ (71,278)
Paid-in capital applicable to 333,779,756 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
authorized 1,868,399
NET ASSETS $ 1,797,121
NET ASSET VALUE PER SHARE
Investor Class
($864,096,968 / 160,541,320 shares outstanding) $ 5.38
Advisor Class
($2,565,373 / 477,835 shares outstanding) $ 5.37
I Class
($930,459,156 / 172,760,601 shares outstanding) $ 5.39

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
2/28/23
Investment Income (Loss)
Interest income $ 39,509
Expenses
Investment management 6,487
Shareholder servicing
Investor Class $ 1,435
Advisor Class 6
I Class 92 1,533
Rule 12b-1 fees
Advisor Class 10
Prospectus and shareholder reports
Investor Class 59
I Class 17 76
Custody and accounting 219
Registration 152
Legal and audit 34
Directors 5
Miscellaneous 23
Total expenses 8,539
Net investment income 30,970
Realized and Unrealized Gain / Loss –
Net realized loss on securities (20,859)
Change in net unrealized gain / loss on securities (49,193)
Net realized and unrealized gain / loss (70,052)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (39,082)

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
2/28/23 2/28/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 30,970 $ 27,396
Net realized loss (20,859) (788)
Change in net unrealized gain / loss (49,193) (56,531)
Decrease in net assets from operations (39,082) (29,923)
Distributions to shareholders
Net earnings
Investor Class (14,166) (17,472)
Advisor Class (49) (28)
I Class (16,702) (9,895)
Decrease in net assets from distributions (30,917) (27,395)
Capital share transactions
*
Shares sold
Investor Class 398,040 412,963
Advisor Class 4,823 8,688
I Class 478,839 414,659
Distributions reinvested
Investor Class 12,688 14,205
Advisor Class 49 28
I Class 12,513 7,138
Shares redeemed
Investor Class (604,161) (769,945)
Advisor Class (13,039) (562)
I Class (494,943) (107,785)
Decrease in net assets from capital share
transactions (205,191) (20,611)

T. ROWE PRICE Tax-Free Short-Intermediate Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
2/28/23 2/28/22
Net Assets
Decrease during period (275,190) (77,929)
Beginning of period 2,072,311 2,150,240
End of period $ 1,797,121 $ 2,072,311
*Share information (000s)
Shares sold
Investor Class 73,679 72,299
Advisor Class 890 1,557
I Class 87,990 73,405
Distributions reinvested
Investor Class 2,347 2,493
Advisor Class 9 5
I Class 2,313 1,252
Shares redeemed
Investor Class (111,304) (135,998)
Advisor Class (2,389) (98)
I Class (91,547) (18,944)
Decrease in shares outstanding (38,012) (4,029)

T. ROWE PRICE Tax-Free Short-Intermediate Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Short-Intermediate Fund (Investor Class),
the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class) and the Tax-
Free Short-Intermediate Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a
$500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from
Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/
loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance The FASB issued Accounting Standards Update (ASU),
ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of
Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in
January 2021 which provided further amendments and clarifications to Topic 848.
These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December, 2022, FASB issued ASU
2022-06 which defers the sunset date of Topic 848 from December 31, 2022, to

T. ROWE PRICE Tax-Free Short-Intermediate Fund

December 31, 2024, after which entities will no longer be permitted to apply the relief in
Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those

T. ROWE PRICE Tax-Free Short-Intermediate Fund

for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-counter
(OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates
(IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges.
Any such effects could have an adverse impact on the fund's performance.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Municipal Securities $ — $ 1,784,040 $ — $ 1,784,040
Short-Term Investments 1 — — 1
Total $ 1 $ 1,784,040 $ — $ 1,784,041

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Other  Purchases and sales of portfolio securities other than short-term securities aggregated $701,280,000 and $832,588,000, respectively, for the year ended
February 28, 2023.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
February 28,
2023
February 28,
2022
Ordinary income (including short-term capital gains,
if any) $ — $ 38
Tax-exempt income 30,917 27,357
Total distributions $ 30,917 $ 27,395

T. ROWE PRICE Tax-Free Short-Intermediate Fund

At February 28, 2023, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At February 28, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 5 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
($000s)
Cost of investments $ 1,829,136
Unrealized appreciation $ 3,688
Unrealized depreciation (48,783)
Net unrealized appreciation (depreciation) $ (45,095)
($000s)
Undistributed tax-exempt income $ 116
Net unrealized appreciation (depreciation) (45,095)
Loss carryforwards and deferrals (26,299)
Total distributable earnings (loss) $ (71,278)

T. ROWE PRICE Tax-Free Short-Intermediate Fund

for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2023, the effective annual group fee rate was 0.29%.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended
February 28, 2023, expenses incurred pursuant to these service agreements were
$100,000 for Price Associates and $281,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct
I Class
Expense limitation/I Class Limit 0.05%
Expense limitation date 06/30/23
(Waived)/repaid during the period ($000s) $—

T. ROWE PRICE Tax-Free Short-Intermediate Fund

purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
As of February 28, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,020,436 shares of the Investor Class, representing less than 1% of the
Investor Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28,
2023, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of
February 28, 2023.
NOTE 6 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Tax-Free Short-
Intermediate Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the
"Fund") as of February 28, 2023, the related statement of operations for the year ended
February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Tax-Free Short-Intermediate Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $30,197,000 which qualified as exempt-interest dividends.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Tax-Free Short-Intermediate Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2013
[205]
Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Tax-Free Short-Intermediate Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe
Price Group, Inc., and T. Rowe Price Trust Company; Vice President,
Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Tax-Free Short-Intermediate Fund

OFFICERS
Name (Year of Birth)
Position Held with Tax-Free Short-Intermediate
Fund  Principal Occupation(s)
Austin Applegate (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel of Pacific
Investment Management Company LLC (to 2017)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Charles B. Hill, CFA (1961)
President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Thomas Dylan Jones, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
John Leard, CFA (1985)
Vice President
Employee, T. Rowe Price
James T. Lynch, CFA (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.

T. ROWE PRICE Tax-Free Short-Intermediate Fund

Name (Year of Birth)
Position Held with Tax-Free Short-Intermediate
Fund  Principal Occupation(s)
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
F56-050 4/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$30,755	$30,187
Audit-Related Fees	-	-
Tax Fees	-	3,448
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,454,000 and $3,749,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2023